UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6485

Seligman Global Fund Series, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end:	10/31
Date of reporting period:	10/31/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

Seligman Global Fund Series, Inc.

Emerging Markets Fund

Global Growth Fund

Global Smaller Companies Fund

Global Technology Fund

International Growth Fund

Annual Report October 31, 2006

Investing Around the World for Capital Appreciation

J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1

Benchmarks	2

Investment Reports	3

Performance and
Portfolio Overview	9

Understanding and Comparing
Your Series’ Expenses	21

Portfolios of Investments	23

Statements of Assets
and Liabilities	35

Statements of Operations	36

Statements of Changes
in Net Assets	37

Notes to Financial
Statements	39

Financial Highlights	52

Report of Independent Registered
Public Accounting Firm	65

Directors and Officers	66

Additional Fund Information	69

To The Shareholders

We are pleased to present the annual report for Seligman Global Fund Series, Inc. for the fiscal year ended October 31, 2006. The report contains a discussion with each of the Funds’ Portfolio Managers, as well each Fund’s investment results, portfolio of investments, and financial statements.

For the year ended October 31, 2006, Seligman Emerging Markets Fund delivered a total return of 32.80%, Seligman Global Growth Fund delivered a total return of 16.24%, Seligman Global Smaller Companies Fund delivered a total return of 20.30%, Seligman Global Technology Fund delivered a total return of 20.37%, and Seligman International Growth Fund delivered a total return of 24.04%, all based on the net asset value of Class A shares (excluding the effect of sales charges).

A capital gain distribution of $1.393 per share, consisting of $0.773 from net long-term gain and $0.620 from net short-term gain was paid on November 17, 2006 to all Seligman Emerging Markets Fund shareholders of record November 13, 2006. A capital gain distribution of $2.314 per share, consisting of $1.387 from net long-term gain and $0.927 from net short-term gain was also paid on November 17, 2006 to Seligman Global Smaller Companies Fund shareholders of record November 13, 2006.

Thank you for your continued support of Seligman Global Fund Series. We look forward to serving your investment needs for many years to come.

William C. Morris
Chairman

Brian T. Zino
President

December 26, 2006

Benchmarks

Averages

Lipper Emerging Markets Funds Average — This average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures.

Lipper Global Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well.

Lipper Global Large-Cap Growth Funds Average — This average comprises mutual funds which invest at least 75% of their portfolios in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th largest company in the S&P/Citigroup World Broad Market Index (BMI). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Lipper Global Small-Cap Funds Average — This average comprises mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US $1 billion at the time of purchase.

Lipper Global Small/Mid-Cap Core Funds Average — This average comprises mutual funds which invest at least 75% of their portfolios in equity securities both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/Citigroup World BMI. Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI.

Lipper International Funds Average — This average comprises mutual funds which invest their assets in equity securities whose primary trading markets are outside the US.

Lipper International Multi-Cap Growth Funds Average — This average comprises mutual funds which invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-U.S. Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Science & Technology Funds Average — This average comprises mutual funds which invest 65% of their equity portfolios in science and technology stocks.

Indices

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) — This is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”) — This is a free float-adjusted market capitalization-weighted index that measures stock market performance of these developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) — This is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”) — This is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price to book value) securities in the world’s developed stock markets.

Morgan Stanley Capital International World Index (“MSCI World Index”) — This is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morgan Stanley Capital International World IT Index (“MSCI World IT Index”) — This is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

S&P/Citigroup BMI Less Than US $2 Billion Index — This index represents the entire universe of institutionally investable securities with a total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion.

Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of sales charges and taxes, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an unmanaged average or index.

Investment Report
Seligman Emerging Markets Fund

How did Seligman Emerging Markets Fund perform for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, Seligman Emerging Markets Fund delivered a total return of 32.80%, based on the net asset value of Class A shares. For the same period, the Lipper Emerging Markets Funds Average returned 34.95%, and the MSCI EM Index returned 35.42% .

What market conditions and economic events materially affected the Fund’s performance during the period?

Latin America outperformed with a 38.5% return, followed by Asia at 37.6%, while Europe/Middle East/Africa lagged with a 27.6% return. Sectors that outperformed as measured by the benchmark MSCI EM Index included Industrials, Materials, and Financials, whereas Health Care and Consumer Discretionary returns lagged.

In Brazil the central bank continued monetary easing and lowered rates. We anticipated further rate cuts to Brazil’s real interest rate. We increased holdings in domestically oriented companies by purchasing a retailer, a rental car, and a mobile phone company and trimming holdings in oil and resources stocks. Brazil’s large account surplus, prudent fiscal policies, and improved debt profile led to improvements in the country’s credit ratings and equity valuations, and we are overweight this market.

During the year, the Fund maintained its underweight position to Asia, due to the region’s exposure to export-oriented cyclical industries. Latin America remained the largest regional overweight, with a strong emphasis on Brazil and Mexico.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund’s performance, relative to the benchmark, benefited from an overweight in Telecommunications Services, due to strong earnings momentum in selected mobile telecom service providers. Strong security selection in the sector, coupled with positive allocation, also contributed to returns. Security selection was also positive in the Information Technology and Consumer Staples sectors. Top contributors to relative performance included mobile phone service provider Bharti Televentures (India), gas company OAO Gazprom (Russia), and car rental company Localiza Rent A CAR (Brazil). India-based leading mobile telecom service provider Bharti benefited from strong revenue growth and profitability. The company continues to benefit from rapid growth in India’s mobile market and is currently adding 1.2 million subscribers per month. Shares of Russian gas company Gazprom have benefited from increased liquidity and attracted foreign investors due to changes to the ownership model.

Poor stock selection within Financials had the largest negative impact on Fund performance, relative to the benchmark; Astro All Asia Net (Malaysia), IS Gayrimenkul Yatir (Turkey), and Sasol Limited (South Africa) were among the Fund’s bottom-performing issues. Astro, a pay-TV operator in Malaysia and Indonesia, underperformed as a result of continued delays in the launch of a new satellite which would allow them to aggressively expand in Indonesia. Uncertainty surrounding the rescheduling of the launch led us to sell the stock. IS Gayrimenkul Yatirim, a REIT in Turkey, underperformed due to a sudden and sharp decline in investors’ risk appetites during the May/June timeframe. Turkey is widely seen as one of the riskier emerging markets countries due to its large current account deficit and high interest rates. As a result, Turkey, as a whole, sold off to a much greater degree than most other countries in the benchmark. The price of South African oil and gas company Sasol’s stock dropped as the price of oil declined, which will effectively reduce the company’s earnings. Another element of uncertainty was the threat of windfall profits taxes considered by the South African government. Lastly, an overweight in Health Care also detracted from the Fund’s performance as the industry experienced weak returns during the period relative to other sectors. Strong stock selection by the Fund in health care partially offset the lower industry performance.

In terms of portfolio positioning, the Fund is maintaining its emphasis on domestically-oriented sectors. Major sector overweights are Telecomm and Health Care. Materials, Energy, and Technology are major sector underweights. Brazil is the largest country overweighting in the Fund, with exposure to fast-growing consumer sectors, infrastructure, utilities undergoing regulatory reform, and the mining and energy sectors.

Our overall view on emerging markets remains positive, given the overall health of the economies, generally strong financial positions, and attractive earnings prospects of local companies. Emerging markets are increasingly reaping the benefits of strong economies in other emerging markets, and are becoming less dependent on demand and money from the developed world.

Fund Objective

Seligman Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

Seligman Emerging Markets Fund is managed by Vera M. Trojan of Wellington Management Company, LLP. She is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Growth Fund

How did Seligman Global Growth Fund perform for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, Seligman Global Growth Fund delivered a total return of 16.24%, based on the net asset value of Class A shares. For the same period, the Lipper Global Large-Cap Growth Funds Average returned 18.44%, the Lipper Global Funds Average returned 20.11%, the MSCI World Index returned 21.91%, and the MSCI World Growth Index returned 17.29% .

What market conditions and economic events materially affected the Fund’s performance during the period?

During the period, global equities rose with moderating inflation expectations in recent months, helping to offset data suggesting a slowing global economy. The long-awaited pause in the Federal Reserve’s monetary tightening cycle calmed investor fears that the Fed would over-tighten and tip the US economy into recession. The drop in oil and gas prices from record highs also bolstered optimism. Within the benchmark MSCI World Growth Index, Utilities, Materials, and Financials led all sectors, while Health Care and Information Technology performed well but lagged the index returns for the twelve month period ended October 31, 2006.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund’s relative performance was driven primarily by stock selection. The leading contributors to relative performance were Las Vegas Sands (Consumer Services), Carphone Warehouse (Retailing), and America Movil (Telecommunication Services). Las Vegas Sands benefited from a strong first quarter driven by its core Las Vegas properties and increased business at the Sands Macau. Carphone Warehouse contributed meaningfully to the Fund’s return on news of stronger than expected earnings driven by the UK mobile phone retailer’s dominant position in the fast growing market for handsets with increased functionality. Mexican wireless provider America Movil reported strong earnings and is benefiting from robust subscriber growth in Latin America, where cell phone companies have increased spending to support subscriber growth and enhance coverage. Relative performance during the period was also helped by strong stock selection efforts in the Financials sector, led by several global investment banks, including Credit Suisse, Goldman Sachs, and UBS. On an absolute basis Google was also a top contributor. Internet search-and-content company Google continues to take market share and remains a clear leader in the search-engine market.

Performance was hurt by our holdings in Rakuten (Internet and Catalog Retail), SanDisk (Computers and Peripherals), and Sirius Satellite (Media). Japan’s leading online retailer, Rakuten, was the fund’s largest detractor on both an absolute and relative basis. Despite no fundamental disappointments within the online retailer’s core business, the stock was negatively impacted by issues in its peripheral business, rumors of its president being arrested, and a meltdown in JASDAQ stocks as retail investors fled “new Japan” companies in light of Livedoor and Murakami Fund scandals. Satellite radio company Sirius declined on decelerating customer addition trends that led to investor unrest for this high growth company. Other detractors from absolute performance included Australian-based materials holding BHP Billiton, which declined over concerns of decelerating global growth eroding demand for raw materials, leading to lower profits. While sector allocation is a fallout of the Fund’s bottom-up investment process, our underweight positioning in less traditional growth sectors, which included Materials, Consumer Staples, and Industrials, also hurt performance.

As usual, the Fund is positioned for growth. The Fund’s overweight in Information Technology and Consumer Discretionary sectors, some of the strongest areas of growth, are a result of our bottom-up research and stock analysis. This is true to our process, which has remained unchanged. Our focus remains on stock selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund’s positioning.

Fund Objective

Seligman Global Growth Fund seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

Seligman Global Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Smaller Companies Fund

How did Seligman Global Smaller Companies Fund perform for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, Seligman Global Smaller Companies Fund delivered a total return of 20.30%, based on the net asset value of Class A shares. For the same period, the Lipper Global Small/Mid-Cap Core Funds Average returned 20.97%, the Lipper Global Small-Cap Funds Average returned 22.53%, and the S&P/Citigroup Broad Market Less Than US $2 Billion Index returned 21.83% .

What market conditions and economic events materially affected the Fund’s performance during the period?

US large cap equities performed well during the period but were solidly outpaced by small cap shares. From a style perspective, returns of value stocks were double those of their growth counterpart. Non-US markets were quite strong, with particular strength in the non-benchmark emerging markets. All ten sectors within the benchmark S&P/Citigroup Broad Market Less Than US $2 Billion Index advanced during the period, led by Materials, Telecommunication Services, and Industrials. Health Care posted a more modest return relative to the other sectors.

What investment strategies or techniques materially affected the Fund’s performance during the period?

The Fund benefited from strong stock selection, particularly within the Industrials and Financials sectors. Strong relative performers included First Quantum Minerals (Canada), Abgenix (United States), and Nuance Communication (United States). Mining and metals company First Quantum Minerals shares climbed during the period due to increased copper production coupled with higher copper prices, continued strength in its development pipeline and the completion of an acquisition. We took profits and eliminated our position in biotechnology company Abgenix as it was being acquired by Amgen, and was trading in line with its takeout price. Speech recognition software company Nuance Communications rose on market expectations around anticipated growth and increased revenues. An underweight allocation to Consumer Discretionary, and an overweight to Energy also contributed positively to the Fund’s relative performance.

Stock selection within the Consumer Staples and Consumer Discretionary sectors detracted the most from relative performance, along with an overweight to the Health Care sector. Eddie Bauer Holdings (United States), Encysive (United States), and CV Therapeutics (United States) were among the largest detractors from relative performance. US based specialty retailer Eddie Bauer Holdings’ shares declined after the company missed near term expectations. Shares of biotechnology company Encysive declined after it experienced a delay in the approval of its lead drug, Thelin, a potential new treatment for high blood pressure. CV Therapeutics’, another US biotechnology provider, stock price fell as it experienced slower than expected sales of Ranexa, its promising treatment for angina.

At the close of the reporting period, the Fund was overweight Energy and Health Care relative to the benchmark, and underweight Consumer Discretionary and Industrials. Our research across all sectors has produced compelling, individual stock ideas. We maintain our neutral geographic positioning, though we remain underweight Asia Pacific ex. Japan and overweight Latin America and North America as a result of bottom-up stock selection. The Fund’s investment approach utilizes intensive fundamental research with a global perspective that seeks to leverage this research. Typically, the greatest value added comes at the stock and industry level.

Fund Objective

Seligman Global Smaller Companies Fund seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

Seligman Global Smaller Companies Fund is co-managed by Jamie A. Rome of Wellington Management Company, LLP (WMC) and Simon H. Thomas of WMC (prior to April 1, 2006, of Wellington Management International Ltd., an affiliate of WMC). They are supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman Global Technology Fund

How did Seligman Global Technology Fund perform for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, Seligman Global Technology Fund delivered a total return of 20.37%, based on the net asset value of Class A shares. For the same period, the Lipper Science & Technology Funds Average returned 10.21%, the Lipper Global Funds Average returned 20.11%, the MSCI World Index returned 21.91%, and the MSCI World IT Index returned 13.65% .

What market conditions and economic events materially affected the Fund’s performance during the period?

Technology markets ended the fiscal year on a solid note, but not without presenting many challenges along the way. Tech peaked very early in January and then remained relatively benign through May. Investor uncertainty over rising global interest rates and inflation, as well as waning consumer sentiment, led to a general equity market sell-off mid-May through July that resulted in a precipitous decline in technology markets. Concerns over inventory overbuilds disappeared and, in late July, tech took off again, gaining momentum through the remainder of the year. We were able to use the pullback as an opportunity to buy attractive companies at depressed valuations and our active management enabled the Fund to significantly outperform its benchmark, the MSCI World IT Index.

What investment strategies and techniques materially affected the Fund’s performance during the period?

From a geographic standpoint, the Fund outperformed its benchmark in all regional allocations. Nearly two-thirds of the Fund’s portfolio was invested in US companies as the US continues to remain the dominant technology market. Japan accounted for the second largest geographical allocation, with a weighting of 7.7% of the Fund’s net assets on October 31, 2006. Japanese markets underperformed relative to other regional markets, and our reduced exposure benefited the Fund’s relative performance. The Fund benefited from its exposure to companies located in emerging Asian countries such as India, China, and Taiwan, areas we find extremely attractive and in which the benchmark does not currently invest.

While we do take into account regional and country trends, as bottom-up investors our process is company specific. The largest industry allocation, and a considerable overweight relative to the benchmark, was Software. The industry delivered strong absolute performance for the fiscal year and stock selection, in particular Amdocs and Mercury Interactive, enabled the Fund to outperform the benchmark. During the year, Mercury Interactive was acquired by Hewlett-Packard at an attractive premium to its stock price. Though Symantec delivered negative results and was among the top detracting issues for the period, these losses were offset by larger gains for the Fund within the industry.

The largest area of contribution to the Fund’s investment results, and the second largest portfolio weighting, was the Semiconductors and Semiconductor Equipment industry. We increased the Fund’s Semiconductor weighting in March and through the summer as we saw opportunities arise. The portfolio was overweight, relative to the benchmark, and while the industry delivered weak though positive returns for the benchmark, exceptional stock selection was rewarded with considerable investment results for the Fund. Maxim Integrated Products was an exception, ending the period as one of the bottom-performing stocks within the portfolio. Gains from MEMC Electronic Materials, however, more than made up for Maxim’s disappointing investment results, making the largest positive impact on the Fund’s performance for the period.

Computers and Peripherals and Communications Equipment were the third and fourth largest industry weightings in the portfolio during the period. Both areas were underweight, relative to the benchmark, and the Fund posted modest absolute returns within both industries. On a relative basis, the Fund

Fund Objective

Seligman Global Technology Fund seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

Seligman Technology Group (West Coast)

Ajay Diwan, Srida Joisa, Christopher Kim, Sangeeth Peruri, Quang Pham, Vishal Saluja, Reema Shah, Paul Wick (Head of Technology Group), Lauren Wu

Seligman Technology Group (East Coast)

Melissa Breakstone (research assistant), Sean Collins (assistant trader), Frank Fay (trader), Benjamin Lu, Richard Parower (Portfolio Manager), Doug Peta (trader), Lawrence Rosso (trader), Sushil Wagle

Investment Report
Seligman Global Technology Fund (continued)

outperformed the benchmark slightly within Communications Equipment and underperformed within Computers and Peripherals. EMC, a computer storage and peripherals company, was one of the top detractors from Fund performance.

The Fund was underweight, relative to the benchmark in Internet Software and Services. The industry delivered negative results for the benchmark. Despite disappointing performance from VeriSign, a top detractor from Fund performance, strong stock selection, in particular Digital River, led the Fund to post significant gains within the industry for the period.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Report
Seligman International Growth Fund

How did Seligman International Growth Fund perform for the fiscal year ended October 31, 2006?

For the fiscal year ended October 31, 2006, Seligman International Growth Fund delivered a total return of 24.04%, based on the net asset value of Class A shares. For the same period, the Lipper International Multi-Cap Growth Funds Average returned 26.17%, the Lipper International Funds Average returned 26.31%, the MSCI EAFE Index returned 28.04%, and the MSCI EAFE Growth Index returned 24.41% .

What market conditions and economic events materially affected the Fund’s performance during the period?

Global equity markets were up significantly during the period, buoyed by a pause in the US Federal Reserve’s tightening cycle and lessening fears of excessive global inflation. Global equities showed signs of strength in late 2005, gained momentum, and then dipped. The markets then rebounded in the third quarter as prices of energy-related commodities dropped significantly. Within the benchmark MSCI EAFE Growth Index, Utilities, Materials, and Industrials led all sectors, while Telecommunication Services and Energy performed well but lagged the index returns for the twelve-month period ended October 31, 2006.

What investment strategies or techniques materially affected the Fund’s performance during the period?

While the Fund slightly underperformed its benchmark during the period, its absolute performance was aided by strong stock selection across many sectors. Vallourec (Capital Goods), Research in Motion (Technology Hardware), and London Stock Exchange (Diversified Financials) were the top three relative contributors owned by the Fund. We initiated a position in French-based steel tube producer, Vallourec, after the company declined on macro-economic fears of inflation and higher interest rates. Shares of the company’s stock surged due to increased demand for exploration from oil and gas companies benefiting from earlier price increases. Shares of wireless communications device maker Research In Motion increased as third quarter results exceeded expectations due to continued strong subscriber growth. The company continues to experience accelerating growth as it expands its geographic reach, subscription base, and product line. The UK securities market, London Stock Exchange, benefited from industry consolidation, along with exceptional earnings growth due to record trading volumes. Avoidance of Energy names like BP PLC also helped performance with the price of oil flattening compared with where it was a year ago.

The leading detractors from the Fund’s relative and absolute performance were Rakuten (Internet and Catalog Retail), Companhia Vale do Rio Doce (Metals and Mining), and Statoil (Energy). Rakuten, Japan’s leading online retailer, was negatively impacted by volatility in Japanese internet stocks. We have trimmed our position but continue to hold this name as there have been no fundamental disappointments with the company’s earnings. Companhia Vale Do Rio Doce, the world’s largest iron ore miner, declined over concerns of decelerating global growth eroding demand for the company’s raw materials, leading to lower profits. We scaled back due to near-term concerns of deteriorating fundamentals. Norwegian oil and gas company Statoil reported lower-than-expected quarterly profits and reduced guidance for full-year production volumes.

We expect this pendulum swing in sector leadership from cyclical to growth to continue into the close of 2006 and beyond. In the meantime we continue to pick stocks one at a time, focusing on fundamental bottom-up research. As usual, the Fund is positioned for growth. The Fund’s overweight in Consumer Discretionary and Information Technology sectors, two of the strongest areas of growth, are a result of our bottom-up research and stock analysis. Despite the Fund’s challenging relative performance earlier in the year, our process has not wavered. Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund’s positioning.

Fund Objective

Seligman International Growth Fund seeks long-term capital appreciation by investing primarily in the stocks of medium-sized and larger-sized companies outside the US.

Seligman International Growth Fund is managed by Andrew S. Offit of Wellington Management Company, LLP. He is supported by a team of investment professionals responsible for research and trading consistent with the Fund’s investment objectives.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Fund of Seligman Global Fund Series and to provide a summary of each Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not indicate or guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of each of the Funds as of the most recent month-end will be made available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse expenses other than management fees and distribution and service (12b-1) fees to the extent such expenses exceed 0.85% per annum of the average daily net assets of the Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund. This undertaking will remain in effect at least until February 28, 2007. In addition, returns for the periods that include the year ended October 31, 2004 include the effect of payments from the Manager to Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman Global Technology Fund. Absent such reimbursements and payments, returns would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately 8 years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Returns for Class I shares are calculated without any sales charges.

The chart for each Fund compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, without the 5% CDSC and converted to Class A shares, and Class D shares, without the 1% CDSC, to a $10,000 investment made in each Fund’s respective benchmark for the 10-year period ended October 31, 2006. The performance of Class C, Class I, and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the following charts but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

Prior to March 31, 2000, Seligman employed subadvisors that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Technology Fund, and Seligman International Growth Fund, and prior to January 1, 2003 with respect to the investments of Seligman Global Smaller Companies Fund. For the periods following, until September 15, 2003, the assets of these Funds were managed exclusively by J. & W. Seligman & Co. Incorporated. Since September 15, 2003, Wellington Management Company, LLP has acted as sub-advisor to provide portfolio management services for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund. See Note 3 of the Financial Statements on page 40 of this report for more information.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Investment Results

Total Returns
For Periods Ended October 31, 2006

		Average Annual

					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03

With Sales Charge	(5.75)%	26.47%	25.71%	6.63%	n/a	n/a	n/a

Without Sales Charge	(1.02)	32.80	26.91	7.16	n/a	n/a	n/a

Class B

With CDSC†	(6.37)	26.85	25.72	n/a	n/a	n/a	n/a

Without CDSC	(1.45)	31.85	25.88	6.50 ‡	n/a	n/a	n/a

Class C

With Sales Charge and CDSC††	(3.41)	29.49	25.71	n/a	9.92%	n/a	n/a

Without Sales Charge and CDSC	(1.44)	31.85	25.96	n/a	10.06	n/a	n/a

Class D

With 1% CDSC	(2.43)	30.85	n/a	n/a	n/a	n/a	n/a

Without CDSC	(1.44)	31.85	25.96	6.36	n/a	n/a	n/a

Class I	(0.75)	33.66	n/a	n/a	n/a	26.19%	n/a

Class R

With 1% CDSC	(2.09)	31.66	n/a	n/a	n/a	n/a	n/a

Without CDSC	(1.10)	32.66	n/a	n/a	n/a	n/a	36.08%

Benchmarks

MSCI EM Index	(1.71)	35.42	28.48	8.36	13.95 #	26.44	37.44

Lipper Emerging Markets
Funds Average	(1.35)	34.95	27.90	9.38	15.11	25.99	36.14

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

10/31/06	$12.62	$11.58	$11.62	$11.62	$13.25	$12.58

4/30/06	12.75	11.75	11.79	11.79	13.35	12.72

10/31/05	10.19	9.47	9.50	9.50	10.60	10.17

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds’ net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Emerging Markets Fund

Country Allocation
October 31, 2006

		MSCI EM
	Fund	Index

Asia (Emerging)	42.6%	52.4%

China	10.9	9.7

India	9.5	6.9

Indonesia	1.5	1.6

Malaysia	0.8	2.6

Pakistan	—	0.2

Philippines	—	0.5

South Korea	10.6	16.7

Taiwan	8.1	12.6

Thailand	1.2	1.6

Latin America (Emerging)	31.0	19.7

Argentina	1.0	0.7

Brazil	16.8	10.4

Chile	1.5	1.6

Colombia	—	0.3

Mexico	10.1	6.2

Panama	0.9	—

Peru	0.7	0.5

Europe, Middle East and
Africa (Emerging)	23.4	27.9

Czech Republic	1.9	0.8

Egypt	2.3	0.9

Hungary	—	1.0

Israel	2.5	2.7

Jordan	—	0.2

Morocco	—	0.3

Poland	—	1.7

Russia	9.1	10.5

South Africa	6.4	8.2

Turkey	1.2	1.6

Other Assets Less Liabilities	3.0	—

Total	100.0%	100.0%

Largest Industries October 31, 2006

Largest Portfolio Holdingsø
October 31, 2006

		Percent of
Security	Value	Net Assets

America Movil (Class L) (ADR)
(Mexico)	$3,806,856	3.8

Gazprom (ADR) (Russia)	3,308,401	3.3

Bharti Airtel (India)	3,007,557	3.0

LUKOIL (ADR) (Russia)	2,545,200	2.6

Companhia Vale do Rio Doce
“CVRD” (ADR) (Brazil)	2,331,780	2.3

Orascom Telecom Holding (Egypt)	2,316,164	2.3

Samsung Electronics (South Korea)	2,296,352	2.3

Petroleo Brasileiro “Petrobras” (ADR)
(Brazil)	2,263,380	2.3

Sasol (South Africa)	2,222,472	2.2

Shinhan Financial Group (South Korea)	2,079,073	2.1

Largest Portfolio Changesøø
During Past Six Months

Largest Purchases

HON HAI Precision Industry* (Taiwan)

Kia Motors* (South Korea)

True* (Thailand)

China Resources Enterprise* (China)

Unified Energy System (ADR)* (Russia)

Gazprom (ADR) (Russia)

Orascom Telecom Holding (Egypt)

Companhia de Concessoes Rodoviarias “CCR”* (Brazil)

Grupo Financiero Banorte (Class O)* (Mexico)

Satyam Computer Services (ADR)* (India)

Largest Sales

Samsung Electronics (South Korea)

Associated Cement** (India)

Infosys Technologies (India)

Standard Bank Group** (South Africa)

Erste Bank der Oesterreichischen Sparkassen** (Austria)

Lotte Shopping** (South Korea)

Mol Mogyar Olaj-es Gazipari** (Hungary)

POSCO** (South Korea)

Investcom (GDR)** (Lebanon)

Kookmin Bank** (South Korea)

*	Position added during the period.
**	Position eliminated during the period.
See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Growth Fund

Investment Results

Total Returns
For Periods Ended October 31, 2006

				Average Annual

					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03

With Sales Charge	(6.43)%	10.70%	3.31%	3.71%	n/a	n/a	n/a

Without Sales Charge	(1.72)	16.24	4.33	4.21	n/a	n/a	n/a

Class B

With CDSC†	(6.91)	10.51	3.23	n/a	n/a	n/a	n/a

Without CDSC	(2.01)	15.51	3.58	3.61 ‡	n/a	n/a	n/a

Class C

With Sales Charge and CDSC††	(3.94)	13.32	3.35	n/a	(0.43)%	n/a	n/a

Without Sales Charge and CDSC	(2.00)	15.49	3.57	n/a	(0.29)	n/a	n/a

Class D

With 1% CDSC	(3.11)	14.34	n/a	n/a	n/a	n/a	n/a

Without CDSC	(2.13)	15.34	3.54	3.45	n/a	n/a	n/a

Class I	(1.34)	17.04	n/a	n/a	n/a	3.53%	n/a

Class R

With 1% CDSC	(2.82)	15.05	n/a	n/a	n/a	n/a	n/a

Without CDSC	(1.84)	16.05	n/a	n/a	n/a	n/a	14.23%

Benchmarks

MSCI World Growth Index	2.26	17.29	8.67	6.05	1.65 #	7.21	16.12

MSCI World Index	4.84	21.91	10.90	8.01	4.44 #	9.80	19.89

Lipper Global Funds Average	2.63	20.11	10.42	7.89	5.80	9.42	19.39

Lipper Global Large-Cap Growth
Funds Average	1.14	18.44	7.99	6.29	3.65	6.66	17.35

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

10/31/06	$8.59	$7.82	$7.83	$7.82	$8.86	$8.53

4/30/06	8.74	7.98	7.99	7.99	8.98	8.69

10/31/05	7.39	6.77	6.78	6.78	7.57	7.35

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Growth Fund

Country Allocation
October 31, 2006

		MSCI World
	Fund	Index

North America (Developed)	51.1%	53.3%

Canada	2.5	3.6

United States	48.6	49.7

Europe (Total)	29.2	32.1

Europe (Economic and Monetary Union (EMU))	12.9	15.7

Austria	1.2	0.3

Belgium	0.8	0.6

Finland	—	0.7

France	6.1	4.6

Germany	1.7	3.4

Greece	—	0.3

Ireland	1.8	0.4

Italy	—	1.8

Netherlands	1.3	1.6

Portugal	—	0.1

Spain	—	1.9

Europe (Other)	16.3	16.4

Denmark	—	0.3

Norway	—	0.4

Sweden	—	1.1

Switzerland	3.4	3.3

United Kingdom	12.9	11.3

Japan	12.0	10.8

Asia (Developed)	—	3.8

Australia	—	2.5

Hong Kong	—	0.8

New Zealand	—	0.1

Singapore	—	0.4

Asia (Emerging)	3.8	—

South Korea	1.8	—

Taiwan	2.0	—

Latin America (Emerging)	2.8	—

Mexico	2.8	—

Other Assets Less Liabilities	1.1	—

Total	100.0%	100.0%

Largest Industries
October 31, 2006

Largest Portfolio Holdingsø
October 31, 2006

		Percent of
Security	Value	Net Assets

Las Vegas Sands (United States)	$1,485,900	3.4

Google (Class A) (United States)	1,429,170	3.3

EMI Group (United Kingdom)	1,064,091	2.4

American Tower (Class A) (United States)	1,048,182	2.4

Carphone Warehouse Group
(United Kingdom)	1,035,372	2.4

Tesco (United Kingdom)	1,024,926	2.3

Comcast (Class A) (United States)	988,281	2.3

Motorola (United States)	968,520	2.2

Schering-Plough (United States)	927,666	2.1

Adobe Systems (United States)	910,350	2.1

Largest Portfolio Changesøø
During Past Six Months

Largest Purchases

Tesco* (United Kingdom)

Deutsche Boerse* (Germany)

PPR* (France)

Hewlett-Packard* (United States)

Nintendo* (Japan)

Vallourec* (France)

Groupe Danone* (France)

Oracle* (United States)

Japan Tobacco* (Japan)

Research In Motion* (Canada)

Largest Sales

Commerzbank** (Germany)

XTO Energy** (United States)

Mitsubishi UFJ Financial Group** (Japan)

Valero Energy** (United States)

Inco** (Canada)

Suncor Energy** (Canada)

Grupo Televisa (ADR)** (Mexico)

Sanofi-Aventis (France)

Electronic Arts** (United States)

Procter & Gamble** (United States)

*	Position added during the period.
**	Position eliminated during the period.
See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Investment Results

Total Returns
For Periods Ended October 31, 2006

		Average Annual

					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03

With Sales Charge	(7.81)%	14.58%	11.34%	4.20%	n/a	n/a	n/a

Without Sales Charge	(3.20)	20.30	12.44	4.71	n/a	n/a	n/a

Class B

With CDSC†	(8.42)	14.40	11.31	n/a	n/a	n/a	n/a

Without CDSC	(3.60)	19.40	11.57	4.07 ‡	n/a	n/a	n/a

Class C

With Sales Charge and CDSC††	(5.42)	17.23	11.41	n/a	4.72%	n/a	n/a

Without Sales Charge and CDSC	(3.53)	19.41	11.63	n/a	4.86	n/a	n/a

Class D

With 1% CDSC	(4.55)	18.35	n/a	n/a	n/a	n/a	n/a

Without CDSC	(3.59)	19.35	11.60	3.92	n/a	n/a	n/a

Class I	(2.91)	20.99	n/a	n/a	n/a	12.25%	n/a

Class R

With 1% CDSC	(4.24)	19.00	n/a	n/a	n/a	n/a	n/a

Without CDSC	(3.27)	20.00	n/a	n/a	n/a	n/a	25.58%

Benchmarks

S&P/Citigroup Broad Market
Less Than US $2 Billion Index	(1.73)	21.83	19.61	10.75	12.80	18.57	28.31

Lipper Global Small-Cap Funds Average	(2.26)	22.53	14.82	9.43	10.65	13.58	26.07

Lipper Global Small/Mid-Cap Core
Funds Average	(2.32)	20.97	15.03	5.58	7.55	13.91	25.24

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

10/31/06	$18.78	$16.61	$16.67	$16.65	$19.36	$18.65

4/30/06	19.40	17.23	17.28	17.27	19.94	19.28

10/31/05	16.63	14.93	14.98	14.97	17.02	16.56

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Smaller Companies Fund

Country Allocation
October 31, 2006

		S&P/Citigroup
		Broad Market
		Less Than US
	Fund	$2 Billion Index

North America (Developed)	51.4%	44.5%

Canada	7.5	5.7

United States	43.9	38.8

Europe (Total)	22.2	19.6

Europe (EMU)	11.7	8.3

Austria	—	0.3

Belgium	0.2	0.6

Finland	—	0.7

France	2.7	1.3

Germany	4.5	1.6

Greece	1.3	0.6

Ireland	—	0.3

Italy	2.3	1.0

Netherlands	0.7	1.1

Portugal	—	0.1

Spain	—	0.7

Europe (Other)	10.5	11.3

Iceland	—	0.1

Denmark	0.5	0.7

Liechtenstein	0.6	—

Luxembourg	—	0.1

Norway	—	1.0

Sweden	0.7	1.4

Switzerland	1.6	1.3

United Kingdom	7.1	6.7

Japan	17.3	14.5

Asia (Developed)	4.4	6.3

Australia	2.4	3.6

Hong Kong	1.4	1.1

New Zealand	—	0.4

Singapore	0.6	1.2

Asia (Emerging)	3.4	9.8

China	0.8	1.2

India	—	0.9

Indonesia	—	0.3

Malaysia	0.8	0.7

Pakistan	—	0.2

Philippines	—	0.1

South Korea	1.5	2.4

Taiwan	—	3.6

Thailand	0.3	0.4

Latin America (Emerging)	1.3	1.4

Argentina	—	0.1

Brazil	0.8	0.5

Colombia	—	0.1

Chile	—	0.3

Mexico	0.5	0.3

Peru	—	0.1

Europe, Middle East and Africa (Emerging)	—	3.9

Egypt	—	0.2

Israel	—	0.6

Jordan	—	0.1

Morocco	—	0.2

Nigeria	—	0.3

Poland	—	0.4

Russia	—	0.1

Slovenia	—	0.1

South Africa	—	1.6

Turkey	—	0.3

Total	100.0%	100.0%

Largest Industries
October 31, 2006

Largest Portfolio Holdingsø
October 31, 2006

		Percent of
Security	Value	Net Assets

Hellenic Technodomiki Tev (Greece)	$1,942,908	1.0

MTU Aero Engines Holdings (Germany)	1,812,311	0.9

CV Therapeutics (United States)	1,525,510	0.8

Nasdaq Stock Market (United States)	1,500,660	0.8

Silicon-On-Insulator Technologies
“S.O.I.T.E.C.” (France)	1,481,493	0.8

FairPoint Communications (United States)	1,459,620	0.7

First Quantum Minerals (Canada)	1,416,733	0.7

Sumitomo Osaka Cement (Japan)	1,366,841	0.7

Hutchinson Technology (United States)	1,363,535	0.7

Cleveland-Cliffs (United States)	1,332,135	0.7

Largest Portfolio Changesøø
During Past Six Months

Largest Purchases

VeraSun Energy* (United States)

Jupitermedia* (United States)

Oil Sands* (Canada)

Infinity Bio-Energy* (United Kingdom)

Silicon-On-Insulator Technologies “S.O.I.T.E.C.” (France)

Verwultungs- und Privat Bank* (Liechtenstein)

24/7 Real Media* (United States)

Keiyo Bank* (Japan)

JDA Software Group* (United States)

Musashino Bank* (Japan)

Largest Sales

Cambridge Antibody Technology Group** (United Kingdom)

FirstGroup** (United Kingdom)

Kobayashi Pharmaceutical (Japan)

Group 1 Automotive** (United States)

Alon USA Energy** (United States)

AGCO** (United States)

Stone Energy** (United States)

Maritrans** (United States)

Reynolds & Reynolds (Class A)** (United States)

Energy Partners** (United States)

*	Position added during the period.
**	Position eliminated during the period.
See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Technology Fund

Investment Results

Total Returns
For Periods Ended October 31, 2006

		Average Annual

					Class C	Class R
	Six	One	Five	Ten	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	4/30/03

With Sales Charge	(5.46)%	14.65%	5.41%	8.10%	n/a	n/a

Without Sales Charge	(0.77)	20.37	6.43	8.62	n/a	n/a

Class B

With CDSC†	(6.10)	14.47	5.28	n/a	n/a	n/a

Without CDSC	(1.16)	19.47	5.60	7.96 ‡	n/a	n/a

Class C

With Sales Charge and CDSC††	(3.06)	17.33	5.42	n/a	2.15%	n/a

Without Sales Charge and CDSC	(1.09)	19.56	5.62	n/a	2.28	n/a

Class D

With 1% CDSC	(2.15)	18.51	n/a	n/a	n/a	n/a

Without CDSC	(1.16)	19.51	5.61	7.78	n/a	n/a

Class R

With 1% CDSC	(1.90)	19.09	n/a	n/a	n/a	n/a

Without CDSC	(0.91)	20.09	n/a	n/a	n/a	16.23%

Benchmarks

MSCI World Index	4.84	21.91	10.90	8.01	4.44 #	19.89

MSCI World IT Index	1.35	13.65	3.53	7.04	(3.85)#	13.83

Lipper Global Funds Average	2.63	20.11	10.42	7.89	5.80	19.39

Lipper Science & Technology
Funds Average	(3.73)	10.21	3.48	7.27	(1.63)	14.74

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class R

10/31/06	$15.42	$13.62	$13.63	$13.60	$15.30

4/30/06	15.54	13.78	13.78	13.76	15.44

10/31/05	12.81	11.40	11.40	11.38	12.74

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman Global Technology Fund

Country Allocation
October 31, 2006

		MSCI World
	Fund	Index

North America (Developed)	65.2%	53.3%

Canada	1.9	3.6

United States	63.3	49.7

Europe (Total)	7.7	32.1

Europe (EMU)	6.9	15.7

Austria	—	0.3

Belgium	—	0.6

Finland	1.0	0.7

France	2.3	4.6

Germany	0.7	3.4

Greece	—	0.3

Ireland	—	0.4

Italy	—	1.8

Netherlands	2.9	1.6

Portugal	—	0.1

Spain	—	1.9

Europe (Other)	0.8	16.4

Denmark	—	0.3

Norway	—	0.4

Sweden	—	1.1

Switzerland	—	3.3

United Kingdom	0.8	11.3

Japan	7.7	10.8

Asia (Developed)	1.5	3.8

Australia	—	2.5

Hong Kong	—	0.8

New Zealand	—	0.1

Singapore	0.4	0.4

South Korea	1.1	—

Asia (Emerging)	6.0	—

China	0.5	—

India	1.8	—

Taiwan	3.7	—

Europe, Middle East and Africa (Emerging)	1.0	—

Israel	1.0	—

Other Assets Less Liabilities	10.9	—

Total	100.0%	100.0%

Largest Industries
October 31, 2006

Largest Portfolio Holdingsø
October 31, 2006

		Percent of
Security	Value	Net Assets

McAfee (United States)	$19,417,816	5.3

Symantec (United States)	15,537,994	4.2

KLA-Tencor (United States)	14,259,300	3.9

VeriSign (United States)	12,695,452	3.5

Synopsys (United States)	12,177,910	3.3

Seagate Technology (United States)	11,409,674	3.1

Amdocs (United States)	10,895,436	3.0

EMC (United States)	8,989,050	2.5

Apple Computer (United States)	8,943,124	2.4

QUALCOMM (United States)	8,886,438	2.4

Largest Portfolio Changesøø
During Past Six Months

Largest Purchases

KLA-Tencor (United States)

Digital River (United States)

Sony* (Japan)

NII Holdings (Class B)* (United States)

VeriSign (United States)

Broadcom (Class A)* (United States)

Matsushita Electric Industrial* (Japan)

Nasdaq Stock Market* (United States)

Tokyo Electron* (Japan)

Cognos* (Canada)

Largest Sales

Mercury Interactive** (United States)

Freescale Semiconductor (Class A)** (United States)

Amdocs (United States)

Microsoft** (United States)

Oracle** (United States)

Samsung Electonics (South Korea)

Maxim Integrated Products** (United States)

Amphenol (Class A)** (United States)

Hewlett-Packard (United States)

Red Hat**(United States)

*	Position added during the period.
**	Position eliminated during the period.
See additional footnotes on page 20.

Performance and Portfolio Overview
Seligman International Growth Fund

Investment Results

Total Returns
For Periods Ended October 31, 2006

				Average Annual

					Class C	Class I	Class R
	Six	One	Five	Ten	Since Inception	Since Inception	Since Inception
Class A	Months*	Year	Years	Years	5/27/99	11/30/01	4/30/03

With Sales Charge	(5.80)%	18.12%	8.42%	0.57%	n/a	n/a	n/a

Without Sales Charge	(1.08)	24.04	9.47	1.07	n/a	n/a	n/a

Class B

With CDSC†	(6.34)	18.17	8.35	n/a	n/a	n/a	n/a

Without CDSC	(1.41)	23.17	8.63	0.47 ‡	n/a	n/a	n/a

Class C

With Sales Charge and CDSC††	(3.42)	20.96	8.45	n/a	(2.63)%	n/a	n/a

Without Sales Charge and CDSC	(1.48)	23.13	8.67	n/a	(2.50)	n/a	n/a

Class D

With 1% CDSC	(2.39)	22.11	n/a	n/a	n/a	n/a	n/a

Without CDSC	(1.41)	23.11	8.68	0.34	n/a	n/a	n/a

Class I	(0.73)	24.90	n/a	n/a	n/a	10.22%	n/a

Class R

With 1% CDSC	(2.20)	22.70	n/a	n/a	n/a	n/a	n/a

Without CDSC	(1.21)	23.70	n/a	n/a	n/a	n/a	19.91%

Benchmarks

MSCI EAFE Index	4.01	28.04	14.99	7.69	7.07 #	14.42	26.24

MSCI EAFE Growth Index	1.61	24.41	12.61	4.89	3.93 #	11.69	22.36

Lipper International Funds Average	1.92	26.31	13.73	7.96	7.06	13.02	24.16

Lipper International Multi-Cap
Growth Funds Average	1.18	26.17	13.11	7.22	6.28	12.11	23.84

Net Asset Value Per Share
	Class A	Class B	Class C	Class D	Class I	Class R

10/31/06	$15.58	$13.98	$14.00	$14.01	$16.35	$15.50

4/30/06	15.75	14.18	14.21	14.21	16.47	15.69

10/31/05	12.56	11.35	11.37	11.38	13.09	12.53

An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

See footnotes on page 20.

Performance and Portfolio Overview
Seligman International Growth Fund

Country Allocation
October 31, 2006

		MSCI EAFE
	Fund	Index

North America (Developed)	6.7%	—

Canada	6.7	—

Europe (Total)	62.0	68.6%

Europe (EMU)	29.9	33.4

Austria	1.3	0.6

Belgium	0.9	1.2

Finland	—	1.4

France	15.0	9.9

Germany	5.3	7.2

Greece	—	0.6

Ireland	2.4	0.8

Italy	—	3.8

Netherlands	3.9	3.4

Portugal	—	0.3

Spain	1.1	4.2

Europe (Other)	32.1	35.2

Denmark	—	0.7

Norway	—	0.8

Sweden	1.4	2.5

Switzerland	8.7	7.0

United Kingdom	22.0	24.2

Japan	16.7	23.2

Asia (Developed)	2.1	8.2

Australia	0.5	5.4

Hong Kong	1.6	1.7

New Zealand	—	0.2

Singapore	—	0.9

Asia (Emerging)	5.5	—

China	1.4	—

South Korea	1.9	—

Taiwan	2.2	—

Latin America (Emerging)	3.2	—

Brazil	0.4	—

Mexico	2.8	—

Other Assets Less Liabilities	3.8	—

Total	100.0%	100.0%

Largest Industries
October 31, 2006

Largest Portfolio Holdingsø
October 31, 2006

		Percent of
Security	Value	Net Assets

Tesco (United Kingdom)	$2,784,126	3.0

Research In Motion (Canada)	2,725,536	2.9

Groupe Danone (France)	2,415,984	2.6

Veolia Environnement (France)	2,343,251	2.5

Vallourec (France)	2,341,026	2.5

Philips Electronics (Netherlands)	2,166,462	2.3

Carphone Warehouse Group
(United Kingdom)	2,162,090	2.3

Japan Tobacco (Japan)	2,156,403	2.3

Logitech International (Switzerland)	2,148,028	2.3

Nintendo (Japan)	2,081,119	2.2

Largest Portfolio Changesøø
During Past Six Months

Largest Purchases

Tesco* (United Kingdom)

Japan Tobacco* (Japan)

Research In Motion* (Canada)

PPR* (France)

Nintendo* (Japan)

Deutsche Boerse* (Germany)

Boots Group* (United Kingdom)

Allianz* (Germany)

BNP Paribas* (France)

BOC Hong Kong Holdings* (China)

Largest Sales

Nokia (ADR)** (Finland)

London Stock Exchange** (United Kingdom)

LVMH Moet Hennessey Louis Vuitton** (France)

Commerzbank** (Germany)

Siemens** (Germany)

Sanofi-Aventis (France)

AstraZeneca (United Kingdom)

Grupo Televisa (ADR)** (Mexico)

Mitsubishi UFJ Financial Group** (Japan)

Telefonaktiebolaget LM Ericsson (B Shares)** (Sweden)

*	Position added during the period.
**	Position eliminated during the period.
See additional footnotes on page 20.

Performance and Portfolio Overview

[1]	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the
Series’ prospectus or statement of additional information.
*	Returns for periods of less than one year are not annualized.
‡	The ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after their date of purchase.
†	The CDSC is 5% for periods of one year or less, 2% for the five-year period and 0% since inception.
††	The CDSC is 1% for periods of up to 18 months.
#	From May 31, 1999.
ø	There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.
øø	Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

Understanding and Comparing
Your Series’ Expenses

As a shareholder of a Fund of the Series, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) of investing in a Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases and redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested on May 1, 2006 and held for the entire six-month period ended October 31, 2006.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

				Expenses		Expenses
				Paid		Paid
	Beginning		Ending	During	Ending	During
	Account	Annualized	Account	Period**	Account	Period**
	Value	Expense	Value	5/1/06 to	Value	5/1/06 to
Fund	5/1/06	Ratio*	10/31/06	10/31/06	10/31/06	10/31/06

Emerging Markets Fund

Class A	$1,000.00	2.35%	$989.80	$11.79	$1,013.36	$11.93

Class B	1,000.00	3.10	985.50	15.51	1,009.58	15.70

Class C	1,000.00	3.10	985.60	15.51	1,009.58	15.70

Class D	1,000.00	3.10	985.60	15.51	1,009.58	15.70

Class I	1,000.00	1.75	992.50	8.79	1,016.38	8.89

Class R	1,000.00	2.60	989.00	13.03	1,012.10	13.19

Global Growth Fund

Class A	$1,000.00	2.10%	$982.80	$10.50	$1,014.62	$10.66

Class B	1,000.00	2.85	979.90	14.22	1,010.84	14.44

Class C	1,000.00	2.85	980.00	14.22	1,010.84	14.44

Class D	1,000.00	2.85	978.70	14.21	1,010.84	14.44

Class I	1,000.00	1.47	986.60	7.36	1,017.80	7.48

Class R	1,000.00	2.35	981.60	11.74	1,013.36	11.93

See footnotes on page 22.

Understanding and Comparing
Your Series’ Expenses

			Actual		Hypothetical

				Expenses		Expenses
				Paid		Paid
	Beginning		Ending	During	Ending	During
	Account	Annualized	Account	Period**	Account	Period**
	Value	Expense	Value	5/1/06 to	Value	5/1/06 to
Fund	5/1/06	Ratio*	10/31/06	10/31/06	10/31/06	10/31/06

Global Smaller Companies Fund

Class A	$1,000.00	1.80%	$968.00	$ 8.93	$1,016.13	$ 9.15

Class B	1,000.00	2.55	964.00	12.62	1,012.35	12.93

Class C	1,000.00	2.55	964.70	12.63	1,012.35	12.93

Class D	1,000.00	2.55	964.10	12.62	1,012.35	12.93

Class I	1,000.00	1.26	970.90	6.26	1,018.85	6.41

Class R	1,000.00	2.05	967.30	10.17	1,014.87	10.41

Global Technology Fund

Class A	$1,000.00	1.76%	$992.30	$ 8.84	$1,016.33	$ 8.94

Class B	1,000.00	2.51	988.40	12.58	1,012.55	12.73

Class C	1,000.00	2.51	989.10	12.58	1,012.55	12.73

Class D	1,000.00	2.51	988.40	12.58	1,012.55	12.73

Class R	1,000.00	2.01	990.90	10.09	1,015.07	10.21

International Growth Fund

Class A	$1,000.00	2.08%	$989.20	$10.43	$1,014.72	$10.56

Class B	1,000.00	2.83	985.90	14.17	1,010.94	14.34

Class C	1,000.00	2.83	985.20	14.16	1,010.94	14.34

Class D	1,000.00	2.83	985.90	14.17	1,010.94	14.34

Class I	1,000.00	1.37	992.70	6.88	1,018.30	6.97

Class R	1,000.00	2.33	987.90	11.67	1,013.46	11.82

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Series’ prospectus for a description of each share class and its expenses and sales charges. The Manager has contractually agreed to reimburse expenses other than management and 12b-1 fees that exceed 0.85% per annum of average daily net assets for Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund. Each of these agreements will remain in effect at least until February 28, 2007. Absent such reimbursements, the expense ratios and expenses paid for the period would have been higher.
**	Expenses are equal to the Fund’s annualized expense ratio based on actual expenses for the period May 1, 2006 to October 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
October 31, 2006
Seligman Emerging Markets Fund

	Shares	Value
Common Stocks 95.7%

Argentina 1.0%

Ternium (ADR)* (Metals and Mining)	41,400	$ 1,010,160

Brazil 15.5%

Banco Itau Holding Financeira (ADR) (Commercial Banks)	60,200	1,998,640

Companhia de Concessoes Rodoviarias “CCR”
(Transportation Infrastructure)	87,500	934,450

Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	91,658	2,331,780

CPFL Energia (ADR) (Electric Utilities)	19,600	742,840

Cyrela Brazil Realty (Household Durables)	26,900	547,672

Gol Linhas Aereas Inteligentes (ADR) (Airlines)	33,600	1,046,640

Localiza Rent A CAR (Road and Rail)	35,600	886,052

Lojas Renner (Multiline Retail)	68,200	853,177

Petroleo Brasileiro “Petrobras” (ADR)
(Oil, Gas and Consumable Fuels)	25,500	2,263,380

Rossi Residencial (Household Durables)	52,200	643,512

Submarino* (Internet and Catalog Retail)	42,900	876,430

Tim Participacoes (ADR) (Wireless Telecommunication
Services)	45,200	1,518,720

Tractebel Energia (Independent Power Producers
and Energy Traders)	90,000	714,452

		15,357,745

Chile 1.5%

Banco Santander Chile (ADR) (Commercial Banks)	23,100	1,114,113

Empresa Nacional de Telecomunicaciones “ENTEL”
(Diversified Telecommunication Services)	40,043	409,760

		1,523,873

China 10.9%

China Mobile (ADR) (Wireless Telecommunication
Services)	47,300	1,928,894

China National Building Material (Class H)
(Construction Materials)	990,000	552,066

China Power International Development
(Independent Power Producers and Energy Traders)	2,572,000	1,229,974

China Resources Enterprise (Distributors)	536,000	1,238,748

China Shenhua Energy (Class H)
(Oil, Gas and Consumable Fuels)	376,500	660,413

Golden Meditech (Health Care Equipment and Supplies)	1,900,000	586,316

Industrial and Commercial Bank of China “ICBC”
(Class H)* (Commercial Banks)	567,000	253,711

Kerry Properties (Real Estate Management
and Development)	294,500	1,086,040

PetroChina (ADR) (Oil, Gas and Consumable Fuels)	11,000	1,214,290

Shanghai Forte Land (Class H)
(Real Estate Management and Development)	1,416,000	623,811

Shanghai Prime Machinery* (Machinery)	1,746,000	565,594

Techtronic Industries (Household Durables)	391,500	554,070

Wumart Stores (Food and Staples Retailing)	412,000	384,071

		10,877,998

Czech Republic 1.9%

Komercni Banka (Commercial Banks)	5,486	851,707

Zentiva (Pharmaceuticals)	17,672	1,009,225

		1,860,932

Egypt 2.3%

Orascom Telecom Holding (Wireless
Telecommunication Services)	41,035	2,316,164

India 9.5%

Bharti Airtel* (Wireless Telecommunication Services)	256,001	3,007,557

Escorts* (Machinery)	173,162	494,241

Hindalco Industries (Metals and Mining)	374,753	1,573,518

ICICI Bank (ADR) (Commercial Banks)	25,200	885,780

Infosys Technologies (IT Services)	7,563	351,178

Infosys Technologies (ADR) (IT Services)	12,000	625,200

Nicholas Piramal India (Pharmaceuticals)	159,498	798,036

Ranbaxy Laboratories (Pharmaceuticals)	93,026	824,066

Satyam Computer Services (ADR) (IT Services)	39,700	877,767

		9,437,343

Indonesia 1.5%

PT Telekomunikasi Indonesia (ADR) (Diversified
Telecommunication Services)	40,500	1,480,680

Israel 2.5%

Bank Hapoalim (Commercial Banks)	186,304	929,423

Teva Pharmaceutical Industries (ADR) (Pharmaceuticals)	48,400	1,595,748

		2,525,171

Malaysia 0.8%

Tenaga Nasional (Electric Utilities)	298,475	816,890

Mexico 10.1%

America Movil (Class L) (ADR) (Wireless
Telecommunication Services)	88,800	3,806,856

Controladora Comercial Mexicana
(Food and Staples Retailing)	505,900	1,028,273

Fomento Economico Mexicano (ADR) (Beverages)	14,000	1,353,660

Grupo Aeroportuario del Pacifico (ADR)
(Transportation Infrastructure)	33,600	1,268,064

Grupo Financiero Banorte (Class O)
(Commercial Banks)	283,700	1,028,768

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Emerging Markets Fund

	Shares	Value
Mexico (continued)

Impulsora del Dessarrollo y el Empleo an America Latina
(Series B-1)* (Construction and Engineering)	720,500	$ 723,521

Industrias Penoles (Metals and Mining)	33,400	275,153

Wal-Mart de Mexico (Series V) (Food and Staples
Retailing)	167,500	582,479

		10,066,774

Panama 0.9%

Copa Holdings (Class A) (Airlines)	24,100	913,390

Peru 0.7%

Credicorp (Commercial Banks)	16,100	679,420

Russia 9.1%

Evraz Group (GDR) (Metals and Mining)	23,887	618,673

LUKOIL (ADR) (Oil, Gas and Consumable Fuels)	31,500	2,545,200

OAO Gazprom (ADR) (Oil, Gas and Consumable Fuels)	10,081	427,031

OAO Gazprom (ADR)† (Oil, Gas and Consumable Fuels)	77,589	3,308,401

Unified Energy System (ADR) (Independent Power
Producers and Energy Traders)	15,100	1,136,275

X5 Retail Group (GDR)†* (Food and Staples Retailing)	46,857	1,038,820

		9,074,400

South Africa 6.4%

Anglo American (Metals and Mining)	31,153	1,409,902

Aspen Pharmacare* (Pharmaceuticals)	122,528	556,742

MTN Group (Wireless Telecommunication Services)	124,103	1,127,553

Sasol (Oil, Gas and Consumable Fuels)	64,879	2,222,472

Truworths International (Specialty Retail)	295,117	1,033,408

		6,350,077

South Korea 10.6%

CJ CGV (Media)	34,580	860,130

Daewoong Pharmaceutical (Pharmaceuticals)	10,200	551,927

Dong-A Pharmaceutical (Pharmaceuticals)	6,720	545,149

Hanmi Pharm (Pharmaceuticals)	4,074	458,072

Kia Motors (Automobiles)	92,620	1,399,641

S-Oil (Oil, Gas and Consumable Fuels)	12,312	841,438

Samsung Electronics (Semiconductors and
Semiconductor Equipment)	3,545	2,296,352

Shinhan Financial Group (Commercial Banks)	45,130	2,079,073

Shinsegae (Food and Staples Retailing)	1,790	1,031,124

Yuhan (Pharmaceuticals)	2,900	487,627

		10,550,533

Taiwan 8.1%

Asustek Computer (Computers and Peripherals)	496,270	1,204,036

Far EasTone Telecommunications (Wireless
Telecommunication Services)	897,000	1,024,060

HON HAI Precision Industry (Electronic Equipment
and Instruments)	287,000	1,848,192

Polaris Securities (Capital Markets)	1,873,664	802,230

Polaris Securities (Rights)* (Capital Markets)	1,932,664	—

Powertech Technology (Semiconductors and
Semiconductor Equipment)	376,050	1,076,757

Taiwan Semiconductor Manufacturing (ADR)
(Semiconductors and Semiconductor Equipment)	70,045	679,437

Yuanta Core Pacific Securities (Capital Markets)	1,964,432	1,371,905

		8,006,617

Thailand 1.2%

True* (Diversified Telecommunication Services)	5,138,800	1,180,086

True (Rights)* (Diversified Telecommunication Services)	170,524	1,996

		1,182,082

Turkey 1.2%

BIM Birlesik Magazagar (Food and Staples Retailing)	7,667	338,494

KOC Holding* (Industrial Conglomerates)	221,649	856,338

		1,194,832

Total Common Stocks (Cost $73,066,377)		95,225,081

Preferred Stocks 1.3%

Brazil 1.3%

All America Latina Logistica “ALL” (Road and Rail)	91,500	798,996

Petroleo Brasileiro “Petrobras” (ADR)*
(Oil, Gas and Consumable Fuels)	23,200	465,842

Total Preferred Stocks (Cost $823,516)		1,264,838

Total Investments (Cost $73,889,893) 97.0%		96,489,919

Other Assets Less Liabilities 3.0%		2,942,434

Net Assets 100.0%		$99,432,353

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Global Growth Fund

	Shares	Value
Common Stocks 98.9%

Austria 1.2%

Erste Bank der Oesterreichischen Sparkassen
(Commercial Banks)	7,661	$ 520,612

Belgium 0.8%

KBC Groep (Commercial Banks)	3,344	364,680

Canada 2.5%

Cameco (Oil, Gas and Consumable Fuels)	12,800	449,664

Research In Motion* (Communications Equipment)	5,600	657,888

		1,107,552

France 6.1%

BNP Paribas (Commercial Banks)	5,001	549,325

Groupe Danone (Food Products)	4,237	620,508

PPR (Multiline Retail)	4,651	693,488

Sanofi-Aventis (Pharmaceuticals)	1,584	134,534

Vallourec (Machinery)	2,665	662,648

		2,660,503

Germany 1.7%

Deutsche Boerse (Diversified Financial Services)	4,510	726,187

Ireland 1.8%

Elan (ADR)* (Pharmaceuticals)	30,100	435,848

Ryanair Holdings (ADR)* (Airlines)	5,500	367,510

		803,358

Japan 12.0%

Eisai (Pharmaceuticals)	15,000	765,906

Japan Tobacco (Tobacco)	140	608,662

Nintendo (Software)	3,800	775,319

ORIX (Consumer Finance)	2,200	615,710

Rakuten (Internet and Catalog Retail)	489	215,306

Sharp (Household Durables)	35,000	623,582

Shinsei Bank (Commercial Banks)	80,000	459,919

Sumitomo Realty & Development (Real Estate
Management and Development)	23,000	758,371

Tokyo Electron (Semiconductors and
Semiconductor Equipment)	5,700	423,500

		5,246,275

Mexico 2.8%

America Movil (Class L) (ADR) (Wireless
Telecommunication Services)	20,300	870,261

Fomento Economico Mexicano (ADR) (Beverages)	3,500	338,415

		1,208,676

Netherlands 1.3%

ASML Holding* (Semiconductors and
Semiconductor Equipment)	15,945	363,629

Euronext (Diversified Financial Services)	2,193	219,313

		582,942

South Korea 1.8%

Samsung Electronics (Semiconductors and
Semiconductor Equipment)	1,235	799,999

Switzerland 3.4%

Nestle (Food Products)	992	338,675

Roche Holding (Pharmaceuticals)	1,897	331,532

UBS (Capital Markets)	13,360	796,813

		1,467,020

Taiwan 2.0%

High Tech Computer (Computers and Peripherals)	11,000	272,412

HON HAI Precision Industry (Electronic Equipment
and Instruments)	90,600	583,436

		855,848

United Kingdom 12.9%

AstraZeneca (Pharmaceuticals)	5,959	351,067

Carphone Warehouse Group (Specialty Retail)	191,635	1,035,372

EMI Group (Media)	207,102	1,064,091

Man Group (Capital Markets)	83,545	776,151

Reckitt Benckiser (Household Products)	15,561	676,380

Standard Chartered (Commercial Banks)	24,729	695,041

Tesco (Food and Staples Retailing)	136,619	1,024,926

		5,623,028

United States 48.6%

Adobe Systems* (Software)	23,800	910,350

American Tower (Class A)* (Wireless
Telecommunication Services)	29,100	1,048,182

Amgen* (Biotechnology)	7,700	584,507

Best Buy (Specialty Retail)	10,600	585,650

Boeing (Aerospace and Defense)	9,200	734,712

Broadcom (Class A)* (Semiconductors and
Semiconductor Equipment)	3,600	108,972

Celgene* (Biotechnology)	5,000	267,200

Cisco Systems* (Communications Equipment)	32,200	776,986

Comcast (Class A)* (Media)	24,300	988,281

Corning* (Communications Equipment)	26,400	539,352

Danaher (Machinery)	8,100	581,337

E*TRADE Financial* (Capital Markets)	25,800	600,624

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Global Growth Fund

	Shares	Value
United States (continued)

eBay* (Internet Software and Services)	17,600	$ 565,488

Goldman Sachs Group (Capital Markets)	4,700	892,013

Google (Class A)* (Internet Software and Services)	3,000	1,429,170

Harrah’s Entertainment (Hotels, Restaurants and Leisure)	5,900	438,547

Hewlett-Packard (Computers and Peripherals)	19,900	770,926

Intel (Semiconductors and Semiconductor Equipment)	25,900	552,706

Las Vegas Sands* (Hotels, Restaurants and Leisure)	19,500	1,485,900

Monsanto (Chemicals)	14,800	654,456

Motorola (Communications Equipment)	42,000	968,520

Network Appliance* (Computers and Peripherals)	22,800	832,200

Noble (Energy Equipment and Services)	3,600	252,360

Oracle* (Software)	36,600	676,002

SanDisk* (Computers and Peripherals)	13,100	630,110

Schering-Plough (Pharmaceuticals)	41,900	927,666

Schlumberger (Energy Equipment and Services)	12,600	794,808

SLM (Consumer Finance)	7,600	369,969

Warner Music Group (Media)	23,300	604,169

Wyeth (Pharmaceuticals)	13,700	699,111

		21,270,274

Total Investments (Cost $36,799,604) 98.9%		43,236,954

Other Assets Less Liabilities 1.1%		498,966

Net Assets 100.0%		$43,735,920

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Global Smaller Companies Fund

	Shares	Value
Common Stocks and Warrants 100.0%

Australia 2.4%

Bendigo Bank (Commercial Banks)	57,963	$ 656,215

Bunnings Warehouse Property Trust (Real Estate
Investment Trusts)	489,748	803,278

Dyno Nobel* (Chemicals)	357,307	646,933

Futuris (Food Products)	494,284	672,099

Gloucester Coal (Oil, Gas and Consumable Fuels)	212,402	598,328

Kimberley Diamond* (Metals and Mining)	695,187	560,910

MYOB (Software)	978,541	826,276

		4,764,039

Belgium 0.2%

Cumerio (Metals and Mining)	19,309	433,636

Brazil 0.8%

Profarma Distribuidora de Produtos Farmaceuticos*
(Pharmaceuticals)	54,300	671,936

Rossi Residencial (Household Durables)	72,800	897,464

		1,569,400

Canada 7.5%

BA Energy (Oil, Gas and Consumable Fuels)	56,000	473,752

Canaccord Capital (Capital Markets)	76,200	1,248,569

Dundee Real Estate Investment Trust†
(Real Estate Investment Trusts)	30,000	934,770

Dundee Wealth Management (Capital Markets)	20,500	282,778

Dundee Wealth Management† (Capital Markets)	65,200	899,370

Emergis* (Internet Software and Services)	163,500	794,969

First Quantum Minerals (Metals and Mining)	24,800	1,416,733

Flint Energy Services* (Oil, Gas and Consumable Fuels)	14,500	742,464

Gildan Activewear (Class A)* (Textiles, Apparel
and Luxury Goods)	19,900	1,015,497

Gluskin Shef & Associates (Capital Markets)	16,000	217,997

Gluskin Shef & Associates† (Capital Markets)	28,000	381,495

Grande Cache Coal* (Metals and Mining)	197,300	205,567

Oil Sands†* (Oil, Gas and Consumable Fuels)	121,500	1,298,366

OPTI Canada* (Oil, Gas and Consumable Fuels)	6,000	96,015

OPTI Canada†* (Oil, Gas and Consumable Fuels)	75,000	1,200,187

Railpower Technologies* (Machinery)	172,300	334,489

Sherritt International (Metals and Mining)	104,700	1,068,491

SXR Uranium One* (Metals and Mining)	98,884	1,113,925

Synenco Energy* (Oil, Gas and Consumable Fuels)	17,794	221,207

Synenco Energy†* (Oil, Gas and Consumable Fuels)	68,200	847,831

		14,794,472

China 0.8%

Beijing Capital International Airport (Class H)
(Transportation Infrastructure)	777,800	497,700

China Oilfield Services (Energy Equipment and Services)	969,400	543,608

Sinotrans (Class H) (Air Freight and Logistics)	1,356,700	463,627

		1,504,935

Denmark 0.5%

Genmab* (Biotechnology)	19,250	858,969

France 2.7%

Arkema* (Chemicals)	15,372	750,437

bioMerieux (Health Care Equipment and Supplies)	13,161	820,971

Cegedim (Health Care Technology)	7,932	686,333

Pierre & Vacances (Hotels, Restaurants and Leisure)	8,317	953,488

Seche Environnement (Commercial Services and Supplies)	4,335	680,767

Silicon-On-Insulator Technologies “S.O.I.T.E.C.”*
(Semiconductors and Semiconductor Equipment)	50,103	1,481,493

		5,373,489

Germany 4.5%

AWD Holding (Capital Markets)	16,923	619,630

Bilfinger Berger (Construction and Engineering)	13,046	812,440

Elmos Semiconductor* (Semiconductors and
Semiconductor Equipment)	45,687	460,051

GEA Group (Chemicals)	72,952	1,308,937

Interhyp* (Thrifts and Mortgage Finance)	6,211	584,943

Kontron (Semiconductors and Semiconductor
Equipment)	60,632	880,351

MTU Aero Engines Holdings (Aerospace and Defense)	44,200	1,812,311

Praktiker Bau- und Heimwerkermaerkte Holding
(Specialty Retail)	21,091	670,424

SGL Carbon* (Electrical Equipment)	49,849	1,090,681

Thielert* (Aerospace and Defense)	25,369	605,572

		8,845,340

Greece 1.3%

Aries Maritime Transport (Marine)	59,200	621,008

Hellenic Technodomiki Tev (Construction
and Engineering)	192,636	1,942,908

		2,563,916

Hong Kong 1.4%

China Power International Development (Independent
Power Producers and Energy Traders)	2,091,000	999,952

Far East Pharmaceutical Technology* (Pharmaceuticals)	3,008,700	—

Hongkong & Shanghai Hotels (Hotels,
Restaurants and Leisure)	932,000	1,293,921

Techtronic Industries (Household Durables)	350,000	495,337

		2,789,210

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Global Smaller Companies Fund

	Shares	Value
Italy 2.3%

Ansaldo STS* (Transportation Infrastructure)	45,700	$ 478,127

Brembo (Auto Components)	43,749	509,006

Mariella Burani Fashion Group (Textiles, Apparel
and Luxury Goods)	23,018	594,802

Permasteelisa (Building Products)	26,135	481,402

Pirelli (Real Estate Management and Development)	13,020	850,915

Safilo* (Textiles, Apparel and Luxury Goods)	155,723	842,324

Sorin* (Health Care Equipment and Supplies)	409,931	747,244

		4,503,820

Japan 17.3%

77 Bank (Commercial Banks)	133,200	872,801

Access* (Internet Software and Services)	98	647,461

Aichi Bank (Commercial Banks)	4,200	474,141

Aiphone (Communications Equipment)	34,400	612,264

Alpha (Auto Components)	12,200	349,315

Argo Graphics (IT Services)	33,200	491,667

Arnest One (Household Durables)	38,400	571,056

Bank of Okinawa (Commercial Banks)	15,800	616,028

Belluna (Internet and Catalog Retail)	32,300	490,792

Bic Camera (Specialty Retail)	353	491,234

Chofu Seisakusho (Household Durables)	21,600	422,260

Diamond City (Real Estate Management and Development)	21,200	976,893

Disco (Semiconductors and Semiconductor Equipment)	15,100	890,674

FamilyMart (Food and Staples Retailing)	34,800	940,589

Fuji Fire & Marine Insurance (Insurance)	247,400	988,620

Hakuhodo DY Holdings (Media)	12,210	714,798

Hamamatsu Photonics K.K. (Electronic
Equipment and Instruments)	24,100	693,246

Hogy Medical (Health Care Equipment and Supplies)	11,200	452,604

Honeys (Specialty Retail)	12,150	566,942

Japan Petroleum Exploration (Oil, Gas and
Consumable Fuels)	10,860	636,860

Keiyo Bank (Commercial Banks)	150,000	857,676

Kenedex Realty Investment (Real Estate
Investment Trusts)	126	676,648

Kobayashi Pharmaceutical (Personal Products)	20,400	782,091

Matsumotokiyoshi (Food and Staples Retailing)	35,500	855,115

MEC (Chemicals)	43,700	577,656

Milbon (Personal Products)	19,300	638,372

Ministop (Food and Staples Retailing)	27,500	473,988

Modec (Energy Equipment and Services)	34,100	810,519

Morinaga (Food Products)	374,500	893,897

Musashino Bank (Commercial Banks)	15,400	779,750

Nabtesco (Machinery)	66,000	787,601

Nomura Real Estate Office Fund (Real Estate
Investment Trusts)	80	677,675

Obic (IT Services)	6,240	1,321,206

OBIC Business Consultants (Software)	15,700	1,180,284

Pocket Card (Consumer Finance)	71,700	484,416

Point (Specialty Retail)	5,990	293,978

Ryohin Keikaku (Multiline Retail)	8,100	595,144

Sazaby League (Specialty Retail)	13,600	341,479

Sumitomo Osaka Cement (Construction Materials)	466,800	1,366,841

Taiyo Ink Manufacturing (Chemicals)	22,900	1,204,138

Tocalo (Machinery)	19,200	663,851

Toppan Forms (Commercial Services and Supplies)	65,200	852,154

Towa Bank (Commercial Banks)	304,900	690,480

Towa Pharmaceutical (Pharmaceuticals)	24,800	679,389

Union Tool (Machinery)	27,300	1,229,657

UNY (Food and Staples Retailing)	66,200	830,264

USS (Specialty Retail)	8,040	509,828

		33,954,342

Liechtenstein 0.6%

Verwaltungs- und Privat Bank (Capital Markets)	4,489	1,131,980

Malaysia 0.8%

AirAsia* (Airlines)	1,336,600	548,395

Resorts World (Hotels, Restaurants and Leisure)	143,300	466,522

YTL (Multi-Utilities)	369,300	555,842

		1,570,759

Mexico 0.5%

Group Aeroportuario del Sureste (ADR)
(Transportation Infrastructure)	27,000	1,024,110

Netherlands 0.7%

Ordina (IT Services)	39,797	755,083

Qiagen* (Life Sciences Tools and Services)	42,143	664,972

		1,420,055

Singapore 0.6%

Goodpack (Air Freight and Logistics)	566,000	595,441

UOL Group (Real Estate Management and Development)	241,000	617,559

		1,213,000

South Korea 1.5%

Cheil Communications (Media)	2,090	460,030

Halla Engineering and Construction (Construction and
Engineering)	18,190	420,132

Hanmi Pharm (Pharmaceuticals)	4,314	485,057

Lotte Chilsung Beverage (Beverages)	345	434,020

STX Shipbuilding (Machinery)	69,050	1,052,808

		2,852,047

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Global Smaller Companies Fund

	Shares or
	Warrants		Value
Sweden 0.7%

Gant* (Specialty Retail)	23,400	shs.	$ 678,600

Munters (Machinery)	18,550		717,884

			1,396,484

Switzerland 1.6%

Bachem Holding (Life Sciences Tools and Services)	10,688		731,995

Dufry Group* (Specialty Retail)	13,311		1,067,892

EMS-Chemie Holding (Chemicals)	5,442		613,956

Helvetia Patria Holding (Insurance)	2,550		803,050

			3,216,893

Thailand 0.3%

Bangkok Expressway (Transportation Infrastructure)	885,700		567,331

United Kingdom 7.1%

Benfield Group (Insurance)	144,957		963,017

Cattles (Consumer Finance)	117,991		846,455

Chloride Group (Electrical Equipment)	324,000		855,593

Dawnay, Day Treveria (Real Estate Management
and Development)	402,818		627,552

FKI (Machinery)	361,348		658,954

GCAP Media (Media)	232,179		946,782

Infinity Bio-Energy†* (Food Products)	206,000		1,118,580

Infinity Bio-Energy ($5, expiring 5/23/10)†*
(Food Products)	412,000	wts.	218,360

Lancashire Holdings* (Insurance)	95,759	shs.	665,275

Mapeley (Real Estate Management and Development)	14,842		989,806

Midland Holdings (Real Estate Management
and Development)	780,000		387,526

Petrofac (Energy Equipment and Services)	112,237		720,801

Speedy Hire (Trading Companies and Distributors)	33,033		651,798

SSL International (Health Care Equipment and Supplies)	141,895		909,890

Star Energy Group* (Oil, Gas and Consumable Fuels)	118,355		621,491

Ultra Electronics Holdings (Aerospace and Defense)	36,546		779,267

VT Group (Aerospace and Defense)	77,265		708,400

Wolfson Microelectronics* (Electronic Equipment
and Instruments)	140,979		774,808

Yule Catto (Chemicals)	108,482		479,670

	13,924,025

United States 43.9%

24/7 Real Media* (Internet Software and Services)	114,000		1,128,600

Acadia Realty Trust (Real Estate Investment Trusts)	35,800		914,690

Adaptec* (Computers and Peripherals)	218,500		989,805

American Commercial Lines†* (Marine)	18,600		1,193,190

American Home Mortgage Investment (Real Estate
Investment Trusts)	30,000		1,025,100

AmSurg* (Health Care Providers and Services)	37,050		778,791

Applera-Celera Genomics Group* (Biotechnology)	41,000		636,320

Arena Pharmaceuticals* (Biotechnology)	40,100		611,525

ARIAD Pharmaceuticals* (Biotechnology)	135,800		590,730

Arlington Tankers (Oil, Gas and Consumable Fuels)	44,000		1,061,280

Armor Holdings* (Aerospace and Defense)	16,500		849,090

Array BioPharma* (Biotechnology)	104,600		1,027,172

Asyst Technologies* (Semiconductors and
Semiconductor Equipment)	145,400		1,080,322

Basic Energy Services* (Energy Equipment
and Services)	35,000		855,400

Biosite* (Health Care Equipment and Supplies)	25,000		1,148,250

Blackbaud (Software)	17,023		425,575

Blount International* (Machinery)	54,800		600,060

Bronco Drilling* (Energy Equipment and Services)	62,100		1,058,184

Cabot Oil & Gas (Oil, Gas and Consumable Fuels)	19,450		1,029,100

Canwest Petroleum* (Oil, Gas and Consumable Fuels)	177,900		814,782

Carpenter Technology (Metals and Mining)	7,800		834,522

Charming Shoppes* (Specialty Retail)	75,000		1,110,000

Clayton Williams Energy* (Oil, Gas and
Consumable Fuels)	12,500		492,125

Cleveland-Cliffs (Metals and Mining)	31,500		1,332,135

Cogent* (Electronic Equipment and Instruments)	84,100		967,150

Complete Production Services* (Energy Equipment
and Services)	50,900		981,861

CV Therapeutics* (Biotechnology)	117,800		1,525,510

Delek US Holdings (Oil, Gas and Consumable Fuels)	26,600		495,558

DiamondRock Hospitality† (Real Estate
Investment Trusts)	37,000		624,190

Dollar Financial* (Consumer Finance)	36,700		852,174

DynCorp International (Class A)*
(Aerospace and Defense)	48,400		508,200

Eddie Bauer Holdings* (Specialty Retail)	126,900		936,522

EFJ* (Communications Equipment)	65,200		477,916

Encore Acquisition* (Oil, Gas and Consumable Fuels)	44,750		1,120,540

Encysive Pharmaceuticals* (Biotechnology)	152,300		726,471

Evergreeen Energy* (Oil, Gas and Consumable Fuels)	57,000		732,450

Exelixis* (Life Sciences Tools and Services)	83,200		807,040

FairPoint Communications (Diversified
Telecommunication Services)	81,000		1,459,620

First Republic Bank (Commercial Banks)	23,000		895,620

FirstFed Financial* (Thrifts and Mortgage Finance)	17,500		1,080,975

Foundation Coal Holdings (Oil, Gas and
Consumable Fuels)	19,500		715,845

FreightCar America (Machinery)	15,000		797,550

See footnotes on page 34.

Portfolio of Investments
 October 31, 2006
Seligman Global Smaller Companies Fund

	Shares or
	Warrants		Value
United States (continued)

GameStop (Class A)* (Specialty Retail)	20,100	shs.	$ 1,026,306

GrafTech International* (Electrical Equipment)	162,400		982,520

Gray Television (Media)	120,900		779,805

Grubb & Ellis Realty Advisors* (Real Estate
Management and Development)	139,500		906,750

H&E Equipment Services* (Trading Companies
and Distributors)	25,500		684,165

HCC Insurance Holdings (Insurance)	27,500		925,650

Hercules Offshore* (Energy Equipment and Services)	24,000		854,880

Hersha Hospitality Trust (Real Estate Investment Trusts)	102,900		1,127,784

Highbury Financial* (Diversified Financial Services)	18,300		103,487

Highbury Financial (Units)* (Diversified
Financial Services)	51,500		401,700

Human Genome Sciences* (Biotechnology)	77,000		1,027,950

Hutchinson Technology* (Computers and Peripherals)	58,900		1,363,535

Imation (Computers and Peripherals)	26,000		1,190,020

Incyte* (Biotechnology)	164,500		783,020

Investment Technology Group* (Capital Markets)	16,000		747,200

JDA Software Group* (Software)	68,400		1,006,164

Jupitermedia* (Internet Software and Services)	135,200		1,188,408

Kansas City Life Insurance (Insurance)	11,500		643,425

Lance (Food Products)	54,700		1,067,744

Lin TV (Class A)* (Media)	89,700		737,334

MAXIMUS (IT Services)	26,500		739,615

Medical Properties Trust†* (Real Estate
Investment Trusts)	39,650		538,447

MFA Mortgage Investments (Real Estate
Investment Trusts)	122,500		970,200

Nasdaq Stock Market* (Diversified Financial Services)	42,000		1,500,660

NBTY* (Personal Products)	25,700		714,974

NCI Building Systems* (Building Products)	16,300		975,555

Nuance Communications* (Software)	91,200		1,052,448

Odyssey HealthCare* (Health Care
Providers and Services)	53,500		708,875

Option Care (Health Care Providers and Services)	41,000		519,470

Ormat Technologies (Independent Power Producers
and Energy Traders)	27,800		1,067,520

OSI Systems* (Electronic Equipment and Instruments)	53,100		1,099,170

ParkerVision* (Communications Equipment)	116,900	shs.	1,075,480

ParkerVision ($9, expiring 3/11/10)*
(Communications Equipment)	10,000	wts.	27,618

PFF Bancorp (Thrifts and Mortgage Finance)	25,150	shs.	779,902

Platinum Underwriters Holdings (Insurance)	33,180		990,755

PMC - Sierra* (Semiconductors and Semiconductor
Equipment)	111,700		740,571

PolyMedica (Health Care Equipment and Supplies)	24,400		1,013,820

RCN* (Media)	28,500		823,080

Regis (Diversified Consumer Services)	15,800		593,290

Rentech* (Oil, Gas and Consumable Fuels)	212,000		901,000

Schnitzer Steel Industries (Metals and Mining)	31,600		1,104,736

SeaChange International* (Communications Equipment)	90,000		755,100

Simpson Manufacturing (Building Products)	22,500		638,775

SpatiaLight* (Electronic Equipment and Instruments)	126,500		227,700

SpatiaLight†* (Electronic Equipment and Instruments)	46,857		75,908

Standard Pacific (Household Durables)	26,900		651,787

Steel Dynamics (Metals and Mining)	14,000		841,540

Symbion* (Health Care Providers and Services)	49,900		828,340

TAC Acquisition* (IT Services)	150,500		929,338

TAL International Group* (Trading Companies
and Distributors)	41,000		950,380

Terex* (Machinery)	17,600		910,976

Timberland (Class A)* (Textiles, Apparel and
Luxury Goods)	31,800		917,430

United Rentals* (Trading Companies and Distributors)	33,100		784,139

VeraSun Energy* (Oil, Gas and Consumable Fuels)	64,600		1,187,994

Western Refining* (Oil, Gas and Consumable Fuels)	28,200		664,392

Wheeling-Pittsburgh* (Metals and Mining)	50,700		1,002,339

Winthrop Realty Trust (Real Estate Investment Trusts)	78,200		485,616

Wright Express* (IT Services)	30,100		823,837

Yankee Candle (Household Durables)	27,000		913,950

	86,366,514

Total Investments (Cost $174,716,590) 100.0%	196,638,766

Other Assets Less Liabilities 0.0%			14,359

Net Assets 100.0%			$196,653,125

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Global Technology Fund

	Shares	Value
Common Stocks 89.1%

Australia 0.0%

United Customer Management Solutions*
(IT Consulting and Other Services)	2,282,186	$ —

Canada 1.9%

Cognos* (Application Software)	100,700	3,673,536

Research In Motion* (Communications Equipment)	27,500	3,230,700

		6,904,236

China 0.5%

Tencent Holdings (Internet Software and Other Services)	797,000	1,908,975

Finland 1.0%

Nokia (ADR) (Communications Equipment)	187,300	3,723,524

France 2.3%

Atos Origin* (IT Consulting and Other Services)	34,273	1,949,754

Business Objects (ADR)* (Application Software)	152,600	5,652,304

Silicon-On-Insulator Technologies “S.O.I.T.E.C.”*
(Electronic Equipment and Instruments)	29,911	884,437

		8,486,495

Germany 0.7%

Infineon Technologies* (Semiconductors)	218,850	2,661,173

India 1.8%

Rolta India (IT Consulting and Other Services)	135,000	674,131

Rolta India (GDR) (IT Consulting and Other Services)	93,984	469,920

Rolta India (GDR)† (IT Consulting and Other Services)	477,700	2,388,500

Satyam Computer Services (IT Consulting and
Other Services)	295,460	2,869,486

		6,402,037

Israel 1.0%

Orbotech* (Electronic Equipment Manufacturers)	156,800	3,786,720

Japan 7.7%

Canon (Office Electronics)	74,200	3,947,168

HOYA (Electronic Equipment Manufacturers)	71,700	2,756,935

Keyence (Electronic Equipment Manufacturers)	11,200	2,477,175

Matsushita Electric Industrial (Consumer Electronics)	170,900	3,553,782

Murata Manufacturing (Electronic Equipment
Manufacturers)	56,400	3,918,094

Shinko Electric Industries (Semiconductors)	68,500	1,814,814

Sony (Household Durables)	112,700	4,628,679

Tokuyama (Specialty Chemicals)	126,000	1,583,364

Tokyo Electron (Semiconductor Equipment)	48,200	3,581,172

		28,261,183

Netherlands 2.9%

ASML Holding (NY shares)* (Semiconductors)	226,600	5,175,544

TomTom* (Communications Equipment)	125,630	5,304,736

		10,480,280

Singapore 0.4%

STATS ChipPAC (ADR)* (Semiconductors)	247,500	1,559,250

South Korea 1.1%

Gmarket (ADR)* (Internet Retail)	143,200	2,377,120

Samsung Electronics (Semiconductors)	2,230	1,444,532

		3,821,652

Taiwan 3.7%

Acer (Computers and Peripherals)	1,011,000	1,828,498

Catcher Technology (Computers and Peripherals)	106,000	913,237

HON HAI Precision Industry (Electronic Manufacturing
Services)	853,005	5,493,091

Mitac International (Computer Hardware)	1,749,000	1,827,050

Novatek Microelectronics (Semiconductors)	365,000	1,718,904

Siliconware Precision Industries (Semiconductors)	1,474,000	1,886,946

		13,667,726

United Kingdom 0.8%

ARM Holdings (Semiconductors)	1,208,592	2,709,605

United States 63.3%

Alltel (Wireless Telecommunication Services)	31,700	1,689,927

Amdocs* (IT Consulting and Other Services)	281,100	10,895,436

American Medical Systems Holdings*
(Health Care Equipment)	102,900	1,832,649

Apple Computer* (Computer Hardware)	110,300	8,943,124

Applied Materials (Semiconductor Equipment)	98,100	1,705,959

Avocent* (Communications Equipment)	57,400	2,107,154

BMC Software* (Systems Software)	120,700	3,658,417

Broadcom (Class A)* (Semiconductors)	92,600	2,803,002

CA (Systems Software)	111,500	2,760,740

Cadence Design Systems* (Application Software)	278,800	4,979,368

Cisco Systems* (Communications Equipment)	173,100	4,176,903

Comverse Technology* (Communications Equipment)	127,200	2,769,144

Corning* (Communications Equipment)	267,200	5,458,896

Cymer* (Semiconductor Equipment)	158,400	7,338,672

Digital River* (Internet Software and Services)	146,800	8,492,380

eBay* (Internet Software and Services)	64,100	2,059,533

Electronics for Imaging* (Computer Storage
and Peripherals)	130,100	3,075,564

EMC* (Computer Storage and Peripherals)	733,800	8,989,050

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman Global Technology Fund

	Shares	Value
United States (continued)

First Data (Data Processing and Outsourced Services)	80,100	$ 1,942,425

Google (Class A)* (Internet Software and Services)	7,500	3,572,925

Hewlett-Packard (Computer Hardware)	55,600	2,153,944

Home Diagnostics* (Health Care Equipment)	169,000	2,153,060

Hyperion Solutions* (Application Software)	24,700	923,780

Integrated Device Technology* (Semiconductors)	42,700	676,795

Kenexa* (Human Resources and Employment Services)	28,400	912,492

KLA-Tencor (Semiconductor Equipment)	290,000	14,259,300

Komag* (Computer Storage and Peripherals)	59,500	2,275,875

Lam Research* (Semiconductor Equipment)	119,400	5,904,330

LSI Logic* (Semiconductors)	223,700	2,248,185

McAfee* (Internet Software and Services)	671,200	19,417,816

Motorola (Communications Equipment)	109,300	2,520,458

MSC.Software* (Application Software)	97,000	1,304,650

Nasdaq Stock Market* (Specialized Finance)	95,100	3,397,923

NII Holdings (Class B)* (Wireless Telecommunication
Services)	68,700	4,467,561

Optium* (Communications Equipment)	105,200	2,130,300

QUALCOMM (Communications Equipment)	244,200	8,886,438

Quest Software* (Application Software)	240,300	3,539,619

salesforce.com* (Application Software)	114,400	4,463,888

Seagate Technology (Computer Storage
and Peripherals)	505,300	11,409,674

Stryker (Health Care Equipment)	11,100	580,419

Symantec* (Internet Software and Services)	783,165	15,537,994

Synopsys* (Application Software)	541,000	12,177,910

Tellabs* (Communications Equipment)	182,700	1,925,658

Texas Instruments (Semiconductors)	116,000	3,500,880

THQ* (Consumer Software)	90,600	2,724,341

VeriSign* (Internet Software and Services)	613,900	12,695,452

		231,440,010

Total Investments (Cost $306,461,319) 89.1%		325,812,866

Other Assets Less Liabilities 10.9%		39,877,015

Net Assets 100.0%		$365,689,881

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman International Growth Fund

	Shares	Value
Common Stocks 96.2%

Australia 0.5%

Aristocrat Leisure (Hotels, Restaurants and Leisure)	42,379	$ 456,808

Austria 1.3%

Erste Bank der Oesterreichischen Sparkassen
(Commercial Banks)	17,976	1,221,580

Belgium 0.9%

KBC Groep (Commercial Banks)	4,133	450,724

UCB (Pharmaceuticals)	6,891	426,320

		877,044

Brazil 0.4%

Companhia Vale do Rio Doce “CVRD” (ADR)
(Metals and Mining)	14,500	368,880

Canada 6.7%

Cameco (Oil, Gas and Consumable Fuels)	25,600	899,328

Potash Corp. of Saskatchewan (Chemicals)	4,300	537,070

Research In Motion* (Communications Equipment)	23,200	2,725,536

Rogers Communications (Class B) (Media)	21,100	1,262,486

SNC-Lavalin Group (Construction and Engineering)	30,961	845,331

		6,269,751

China 1.4%

BOC Hong Kong Holdings (Commercial Banks)	581,000	1,299,258

France 15.0%

Alcatel (Communications Equipment)	36,228	459,702

BNP Paribas (Commercial Banks)	12,755	1,401,048

Essilor International (Health Care Equipment
and Supplies)	9,070	951,009

Groupe Danone (Food Products)	16,497	2,415,984

Iliad (Internet Software and Services)	6,982	595,384

PPR (Multiline Retail)	12,378	1,845,624

Sanofi-Aventis (Pharmaceuticals)	1,678	142,517

Unibail (Real Estate Investment Trusts)	6,918	1,504,152

Vallourec (Machinery)	9,415	2,341,026

Veolia Environnement (Multi-Utilities)	38,301	2,343,251

		13,999,697

Germany 5.3%

Allianz (Insurance)	8,135	1,507,083

Deutsche Boerse (Diversified Financial Services)	10,578	1,703,239

KarstadtQuelle (Multiline Retail)	11,265	264,358

Linde (Chemicals)	4,772	472,378

Salzgitter (Metals and Mining)	9,201	983,061

		4,930,119

Hong Kong 1.6%

China Mobile (Wireless Telecommunication Services)	62,500	511,915

Shun Tak Holdings (Real Estate Management
and Development)	748,000	988,211

		1,500,126

Ireland 2.4%

Elan (ADR)* (Pharmaceuticals)	66,000	955,680

Ryanair Holdings (ADR)* (Airlines)	19,500	1,302,990

		2,258,670

Japan 16.7%

Canon (Office Electronics)	17,000	904,338

Daiichi Sankyo (Pharmaceuticals)	40,500	1,201,677

Eisai (Pharmaceuticals)	28,100	1,434,798

Elpida Memory* (Semiconductors and Semiconductor
Equipment)	25,500	1,189,386

Japan Tobacco (Tobacco)	496	2,156,403

Nintendo (Software)	10,200	2,081,119

ORIX (Consumer Finance)	4,500	1,259,408

Rakuten (Internet and Catalog Retail)	1,042	458,792

Sharp (Household Durables)	26,000	463,233

Shinsei Bank (Commercial Banks)	57,000	327,692

Sumitomo Realty & Development (Real Estate
Management and Development)	48,000	1,582,687

Suzuki Motor (Automobiles)	49,900	1,415,828

Tokyo Electron (Semiconductors and Semiconductor
Equipment)	2,500	185,745

Toyota Motor (Automobiles)	16,900	997,513

		15,658,619

Mexico 2.8%

America Movil (Class L) (ADR) (Wireless
Telecommunication Services)	44,400	1,903,428

Fomento Economico Mexicano (ADR) (Beverages)	7,200	696,168

		2,599,596

Netherlands 3.9%

ASML Holding* (Semiconductors and
Semiconductor Equipment)	44,892	1,023,771

Euronext (Diversified Financial Services)	4,450	445,026

Philips Electronics (Household Durables)	62,049	2,166,462

		3,635,259

South Korea 1.9%

Samsung Electronics (Semiconductors and
Semiconductor Equipment)	2,714	1,758,054

See footnotes on page 34.

Portfolio of Investments
October 31, 2006
Seligman International Growth Fund

	Shares	Value
Spain 1.1%

Banco Bilbao Vizcaya Argentaria (Commercial Banks)	40,705	$ 980,312

Sweden 1.4%

Swedish Match (Tobacco)	81,400	1,300,824

Switzerland 8.7%

Logitech International* (Computers and Peripherals)	81,440	2,148,028

Nestle (Food Products)	3,042	1,038,558

Nobel Biocare Holding (Health Care Equipment
and Supplies)	2,890	790,356

Roche Holding (Pharmaceuticals)	4,585	801,304

Swatch Group (Textiles, Apparel and Luxury Goods)	26,273	1,048,306

UBS (Capital Markets)	31,460	1,876,328

Xstrata (Metals and Mining)	10,835	462,210

		8,165,090

Taiwan 2.2%

High Tech Computer (Computers and Peripherals)	16,000	396,236

HON HAI Precision Industry (Electronic Equipment
and Instruments)	258,000	1,661,441

		2,057,677

United Kingdom 22.0%

Admiral Group (Insurance)	15,706	278,126

Alliance Boots (Food and Staples Retailing)	112,878	1,743,292

ARM Holdings (Semiconductors and
Semiconductor Equipment)	581,315	1,303,280

AstraZeneca (Pharmaceuticals)	6,293	370,744

British Airways* (Airlines)	111,231	973,997

British Land (Real Estate Management and Development)	51,955	1,478,257

Carphone Warehouse Group (Specialty Retail)	400,177	2,162,090

Debenhams (Multiline Retail)	244,738	877,006

EMI Group (Media)	341,584	1,755,060

Kesa Electricals (Specialty Retail)	198,763	1,326,557

Man Group (Capital Markets)	147,824	1,373,316

Reckitt Benckiser (Household Products)	34,776	1,511,585

Reed Elsevier (Media)	110,883	1,261,613

Standard Chartered (Commercial Banks)	50,073	1,407,366

Tesco (Food and Staples Retailing)	371,114	2,784,126

		20,606,415

Total Investments (Cost $76,657,027) 96.2%		89,943,779

Other Assets Less Liabilities 3.8%		3,580,861

Net Assets 100.0%		$93,524,640

* Non-income producing security.
ADR—American Depositary Receipts.
GDR—Global Depositary Receipts.
† The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
See Notes to Financial Statements

Statements of Assets and Liabilities
October 31, 2006

				Global
	Emerging	Global	Global Smaller	Technology	International
	Markets Fund	Growth Fund	Companies Fund	Fund	Growth Fund

Assets:

Investments, at value:

Common stocks and warrants	$95,225,081	$43,236,954	$196,638,766	$325,812,866	$89,943,779

Preferred stocks	1,264,838	—	—	—	—

Total investments*	96,489,919	43,236,954	196,638,766	325,812,866	89,943,779

Cash denominated in U.S. dollars	1,090,153	223,381	2,032,507	38,351,173	2,780,202

Cash denominated in foreign currencies	264,858	13,013	—	4,538,740	24,015

Receivable for securities sold	2,245,006	932,961	869,819	8,503,399	2,960,222

Receivable for Capital Stock sold	442,363	106,205	691,640	793,047	158,242

Receivable for dividends	150,040	65,128	229,645	129,724	140,168

Expenses prepaid to shareholder service agent	42,781	24,696	68,091	132,470	31,954

Receivable from Manager (Note 3)	13,687	—	—	—	—

Unrealized appreciation on forward currency contracts	4,555	842	3,994	—	2,551

Other	5,627	3,098	11,382	268,587	6,645

Total Assets	100,748,989	44,606,278	200,545,844	378,530,006	96,047,778

Liabilities:

Payable for securities purchased	697,638	493,838	2,405,207	10,658,130	2,158,328

Payable for Capital Stock repurchased	330,286	228,865	1,052,790	1,405,466	123,217

Management fee payable	104,365	43,344	157,269	309,144	86,039

Distribution and service (12b-1) fees payable	42,035	19,574	83,109	157,736	39,274

Unrealized depreciation on forward currency contracts	10,188	2,174	91	—	6,556

Accrued expenses and other	132,124	82,563	194,253	309,649	109,724

Total Liabilities	1,316,636	870,358	3,892,719	12,840,125	2,523,138

Net Assets	$99,432,353	$43,735,920	$196,653,125	$365,689,881	$93,524,640

Composition of Net Assets:

Capital Stock, at par:

Class A	$4,398	$2,965	$6,351	$16,028	$3,028

Class B	597	458	606	2,389	562

Class C	525	405	442	1,480	494

Class D	1,761	1,130	2,895	4,811	1,405

Class I	608	298	600	n/a	718

Class R	189	3	7	32	9

Additional paid-in capital	65,953,736	86,612,625	150,580,704	787,576,967	83,753,365

Undistributed/accumulated net investment income (loss) (Note 6)	1,875	(91,940)	(228,673)	—	(94,109)

Undistributed/accumulated net realized gain (loss) on investments (Note 6)	10,868,025	(49,231,963)	24,368,941	(441,267,654)	(3,428,558)

Net unrealized appreciation of investments	21,879,489	6,256,171	21,063,655	19,147,414	12,366,076

Net unrealized appreciation on translation of assets and liabilities
denominated in foreign currencies and forward currency contracts	721,150	185,768	857,597	208,414	921,650

Net Assets	$99,432,353	$43,735,920	$196,653,125	$365,689,881	$93,524,640

Net Assets:

Class A	$55,515,249	$25,476,592	$119,267,926	$247,066,414	$47,191,582

Class B	6,907,914	3,587,565	10,074,364	32,534,273	7,851,868

Class C	6,101,414	3,169,112	7,360,858	20,160,906	6,916,247

Class D	20,470,805	8,841,266	48,208,319	65,436,247	19,676,057

Class I	8,060,387	2,638,853	11,607,183	n/a	11,739,997

Class R	2,376,584	22,532	134,475	492,041	148,889

Shares of Capital Stock Outstanding:

Class A	4,397,472	2,964,745	6,351,011	16,027,503	3,028,142

Class B	596,355	458,682	606,617	2,389,031	561,741

Class C	525,153	404,870	441,621	1,479,618	493,931

Class D	1,761,346	1,129,915	2,894,731	4,811,484	1,404,805

Class I	608,327	297,978	599,667	n/a	717,922

Class R	188,947	2,640	7,212	32,156	9,604

Net Asset Value Per Share:

Class A	$12.62	$8.59	$18.78	$15.42	$15.58

Class B	11.58	7.82	16.61	13.62	13.98

Class C	11.62	7.83	16.67	13.63	14.00

Class D	11.62	7.82	16.65	13.60	14.01

Class I	13.25	8.86	19.36	n/a	16.35

Class R	12.58	8.53	18.65	15.30	15.50

* Cost of Investments	$73,889,893	$36,799,604	$174,716,590	$306,461,319	$76,657,027
See Notes to Financial Statements.

Statements of Operations
For the Year Ended October 31, 2006

				Global
	Emerging	Global	Global Smaller	Technology	International
	Markets Fund	Growth Fund	Companies Fund	Fund	Growth Fund

Investment Income:

Dividends	$1,991,552	$524,212	$2,767,456	$1,474,339	$1,239,341

Interest	35,101	15,396	27,889	299,618	30,473

Total Investment Income*	2,026,653	539,608	2,795,345	1,773,957	1,269,814

Expenses:

Management fee	1,227,598	477,772	1,902,324	3,726,566	843,575

Distribution and service (12b-1) fees	465,512	250,428	999,436	1,858,403	433,835

Shareholder account services	461,490	222,781	712,877	1,304,595	359,598

Custody and related services	247,364	96,691	247,696	275,951	160,455

Registration	80,463	71,945	91,563	104,496	79,560

Auditing and legal fees	56,734	41,570	84,693	141,799	50,656

Shareholder reports and communications	40,296	19,146	42,414	73,103	23,161

Directors’ fees and expenses	7,535	6,317	10,246	15,027	7,249

Miscellaneous	12,629	10,413	23,122	39,868	12,835

Total Expenses	2,599,621	1,197,063	4,114,371	7,539,808	1,970,924

Reimbursement from Manager (Note 3)	(100,781)	(71,015)	—	—	(10,316)

Total Expenses After Reimbursement	2,498,840	1,126,048	4,114,371	7,539,808	1,960,608

Net Investment Loss	(472,187)	(586,440)	(1,319,026)	(5,765,851)	(690,794)

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions:

Net realized gain on investments	14,492,911	4,195,427	31,364,933	65,102,467	10,557,356

Net realized gain (loss) from foreign currency transactions**	158,455	(209,250)	1,848,900	(354,755)	184,278

Net change in unrealized appreciation of investments	10,402,807	2,458,569	2,737,076	7,038,556	4,564,056

Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and
forward currency contracts	811,038	1,070,524	1,137,303	1,794,366	3,330,891

Net Gain on Investments and Foreign Currency Transactions	25,865,211	7,515,270	37,088,212	73,580,634	18,636,581

Increase in Net Assets from Operations	$25,393,024	$6,928,830	$35,769,186	$67,814,783	$17,945,787

* Net of foreign taxes withheld	$223,081	$31,784	$132,222	$106,670	$116,870
** Net of foreign taxes paid	$106,494	$—	$—	$—	$—
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Emerging		Global		Global Smaller
	Markets Fund		Growth Fund		Companies Fund

	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,

	2006	2005	2006	2005	2006	2005

Operations:

Net investment loss	$(472,187)	$(167,279)	$(586,440)	$(385,954)	$(1,319,026)	$(1,597,006)

Net realized gain on investments	14,492,911	11,369,692	4,195,427	5,860,372	31,364,933	28,787,923

Net realized gain (loss) from foreign currency transactions	158,455	1,553,257	(209,250)	332,679	1,848,900	(278,026)

Net change in unrealized appreciation of investments	10,402,807	7,431,340	2,458,569	(3,676,717)	2,737,076	12,240,764

Net change in unrealized appreciation on translation
of assets and liabilities denominated in foreign
currencies and forward currency contracts	811,038	(2,142,422)	1,070,524	(1,604,674)	1,137,303	(3,457,219)

Increase in Net Assets from Operations	25,393,024	18,044,588	6,928,830	525,706	35,769,186	35,696,436

Distributions to Shareholders:

Net realized short-term gain on investments:

Class A	(85,561)	—	—	—	—	—

Class B	(12,211)	—	—	—	—	—

Class C	(7,921)	—	—	—	—	—

Class D	(25,625)	—	—	—	—	—

Class I	(11,038)	—	—	—	—	—

Class R	(1,256)	—	—	—	—	—

	(143,612)	—	—	—	—	—

Net realized long-term gain on investments:

Class A	(3,312,857)	—	—	—	(6,915,722)	—

Class B	(472,839)	—	—	—	(1,165,718)	—

Class C	(304,906)	—	—	—	(424,076)	—

Class D	(992,270)	—	—	—	(3,300,723)	—

Class I	(427,423)	—	—	—	(591,939)	—

Class R	(48,630)	—	—	—	(6,713)	—

	(5,558,925)	—	—	—	(12,404,891)	—

Decrease in Net Assets from Distributions	(5,702,537)	—	—	—	(12,404,891)	—

Capital Share Transactions:

Net proceeds from sales of shares	23,845,705	17,800,102	5,096,882	5,146,881	18,475,418	17,483,135

Exchanged from associated funds	14,737,922	19,635,138	1,202,270	2,446,929	4,453,048	15,272,885

Investment of gain distributions	5,049,372	—	—	—	11,021,627	—

Total	43,632,999	37,435,240	6,299,152	7,593,810	33,950,093	32,756,020

Cost of shares repurchased	(30,752,798)	(19,675,834)	(14,071,708)	(17,965,383)	(40,907,442)	(44,068,532)

Exchanged into associated funds	(12,421,374)	(16,369,966)	(2,977,688)	(3,040,000)	(11,414,407)	(6,424,028)

Total	(43,174,172)	(36,045,800)	(17,049,396)	(21,005,383)	(52,321,849)	(50,492,560)

Increase (Decrease) in Net Assets from
Capital Share Transactions	458,827	1,389,440	(10,750,244)	(13,411,573)	(18,371,756)	(17,736,540)

Increase (Decrease) in Net Assets	20,149,314	19,434,028	(3,821,414)	(12,885,867)	4,992,539	17,959,896

Net Assets:

Beginning of year	79,283,039	59,849,011	47,557,334	60,443,201	191,660,586	173,700,690

End of Year*	$99,432,353	$79,283,039	$43,735,920	$47,557,334	$196,653,125	$191,660,586

* Including undistributed/accumulated net investment
income (loss)	$1,875	$728	$(91,940)	$(3,025)	$(228,673)	$(788,658)
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Global		International
	Technology Fund		Growth Fund

	Year Ended October 31,		Year Ended October 31,

	2006	2005	2006	2005

Operations:

Net investment loss	$(5,765,851)	$(4,299,420)	$(690,794)	$(260,411)

Net realized gain on investments	65,102,467	51,170,092	10,557,356	6,171,156

Net realized gain (loss) from foreign currency transactions	(354,755)	2,946,456	184,278	71,123

Net change in unrealized appreciation/depreciation of investments	7,038,556	(2,752,920)	4,564,056	378,977

Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies and
forward currency contracts	1,794,366	(5,097,213)	3,330,891	(3,797,339)

Increase in Net Assets from Operations	67,814,783	41,966,995	17,945,787	2,563,506

Capital Share Transactions:

Net proceeds from sales of shares	22,825,103	13,268,611	12,019,862	24,190,667

Exchanged from associated funds	2,889,489	2,966,969	8,616,894	16,998,214

Total	25,714,592	16,235,580	20,636,756	41,188,881

Cost of shares repurchased	(84,361,707)	(118,709,997)	(18,117,827)	(18,839,974)

Exchanged into associated funds	(6,326,676)	(10,894,499)	(2,977,424)	(7,591,134)

Total	(90,688,383)	(129,604,496)	(21,095,251)	(26,431,108)

Increase (Decrease) in Net Assets from
Capital Share Transactions	(64,973,791)	(113,368,916)	(458,495)	14,757,773

Increase (Decrease) in Net Assets	2,840,992	(71,401,921)	17,487,292	17,321,279

Net Assets:

Beginning of year	362,848,889	434,250,810	76,037,348	58,716,069

End of Year*	$365,689,881	$362,848,889	$93,524,640	$76,037,348

* Including accumulated net investment loss	$—	$(14,263)	$(94,109)	$(11,255)
See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Global Fund Series, Inc. (the “Series”) consists of five separate Funds: Seligman Emerging Markets Fund (the “Emerging Markets Fund”), Seligman Global Growth Fund (the “Global Growth Fund”), Seligman Global Smaller Companies Fund (the “Global Smaller Companies Fund”), Seligman Global Technology Fund (the “Global Technology Fund”), and Seligman International Growth Fund (the “International Growth Fund”). Each Fund of the Series offers six classes of shares with the exception of Global Technology Fund, which offers five classes of shares (Class I shares are not offered).

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company (“Seligman Funds”), the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Series’ prospectus. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Series:

	a.	Security Valuation — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Notwithstanding these valuation methods, the Funds may adjust the value of securities as described below.

Many securities markets and exchanges outside the United States (“US”) close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Board of Directors approved fair value procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available or otherwise no longer valid or reliable are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

	b.	Foreign Securities — Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in foreign securities will be traded primarily in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

(ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

Notes to Financial Statements

The Series’ net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series’ books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at October 31, 2006, was substantially the same as its cost.

The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

	c.	Forward Currency Contracts — The Series may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

	d.	Options — Each Fund is authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or a Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options for the year ended October 31, 2006.

	e.	Taxes — There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest and taxes on the sale of foreign securities have been provided for in accordance with the Series’ understanding of the applicable country’s tax rules and rates.

	f.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

	g.	Multiple Class Allocations — Each Fund’s income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2006, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

	h.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.	Management Fee, Distribution Services, and Other Transactions — J. & W. Seligman Co. Incorporated (the “Manager”) manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund’s average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund’s average daily net assets, 1.15% of the next $1 billion of the Fund’s average daily net assets, and 1.05% of the Fund’s average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Growth Fund and the International Growth Fund is equal to 1.00% on the first $50 million of the Fund’s average daily net assets, 0.95% on the next $1 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $1.05 billion. The annual management fee rate with respect to Global Smaller Companies Fund is equal to 1.00% on the first $100 million of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $100 million. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund’s average daily net assets, 0.95% of the next $2 billion of the Fund’s average daily net assets, and 0.90% of the Fund’s average daily net assets in excess of $4 billion.

The management fees reflected in the Statements of Operations for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund, and International Growth Fund were 1.25%, 1.00%, 0.95%, 1.00% and 0.98%, respectively, per annum of the average daily net assets of each of the Funds of the Series.

Wellington Management Company, LLP (the “Subadviser”), is the Subadviser to the Series and is responsible for furnishing investment advice, research and assistance with respect to Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund (the “Subadvised Funds”). Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each of the Subadvised Funds determined as follows: for Emerging Markets Fund, the Subadviser receives 0.65% of the Fund’s average daily net assets; for Global Growth Fund and International Growth Fund, the Subadviser

Notes to Financial Statements

receives 0.45% on the first $50 million of each Fund’s average daily net assets and 0.40% of each Fund’s daily net assets in excess of $50 million; for Global Smaller Companies Fund, the Subadviser receives 0.75% on the first $100 million of the Fund’s average daily net assets and 0.65% of the Fund’s average daily net assets in excess of $100 million. Effective June 7, 2004, Wellington Management International Ltd., an affiliate of the Subadviser, began providing investment services for a portion of Global Smaller Companies Fund.

The Manager has contractually undertaken to reimburse the expenses other than management and distribution and service fees, for certain Funds in the Series to the extent such expenses exceed 0.85% per annum of average daily net assets. This undertaking was effective November 1, 2004 for Global Growth Fund and International Growth Fund and effective March 1, 2005 for Emerging Markets Fund. This undertaking will remain in effect at least until February 28, 2007.

For the year ended October 31, 2006, the amount of expenses reimbursed by the Manager and the amount receivable from the Manager at October 31, 2006 were as follows:

		Receivable
		From
Fund	Reimbursements	Manager

Emerging Markets Fund	$100,781	$13,687

Global Growth Fund	71,015	—

International Growth Fund	10,316	—

Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager.

For the year ended October 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of each Fund’s shares, and Seligman Services, Inc., each an affiliate of the Manager, received in the aggregate commissions and concessions from sales of Class A and Class C shares. Commissions were also paid to dealers for sales of Class A and Class C shares as follows:

	Commissions
	and Concessions
	Retained by	Dealer
Fund	Affiliates	Commissions

Emerging Markets Fund	$19,093	$147,949

Global Growth Fund	1,924	10,331

Global Smaller Companies Fund	8,555	63,244

Global Technology Fund	22,726	159,632

International Growth Fund	5,998	43,063

Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series monthly pursuant to the Plan. For the year ended October 31, 2006, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $143,392, $67,264, $295,562, $612,504, and $104,923, respectively, or 0.25% per annum of the average daily net assets of each Fund’s Class A shares.

Under the Plan, with respect to Class B, Class C, Class D, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25% in the case of Class R) on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

For the year ended October 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, Class D, and 0.50% per annum of the average daily net assets of Class R shares, were as follows:

Fund	Class B	Class C	Class D	Class R

Emerging Markets Fund	$ 84,458	$ 55,025	$ 174,493	$ 8,144

Global Growth Fund	51,037	32,493	99,611	23

Global Smaller Companies Fund	141,726	70,258	491,274	616

Global Technology Fund	372,717	194,318	676,928	1,936

International Growth Fund	76,910	63,800	187,523	679

The Distributor and Seligman Services, Inc. are eligible to receive distribution and service fees pursuant to the Plan. For the year ended October 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service fees pursuant to the Plan, as follows:

Distribution
Fund	and Service Fees

Emerging Markets Fund	$13,826

Global Growth Fund	5,964

Global Smaller Companies Fund	16,194

Global Technology Fund	67,643

International Growth Fund	5,469

The Distributor is entitled to retain any CDSC imposed on certain redemptions of shares. For the year ended October 31, 2006, such charges were as follows:

Fund	Amount

Emerging Markets Fund	$ 6,619

Global Growth Fund	2,381

Global Smaller Companies Fund	14,097

Global Technology Fund	6,776

International Growth Fund	12,123

The Distributor has sold to the Purchasers its rights to collect any CDSC imposed on redemptions of Class B shares.

For the year ended October 31, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

Fund	Amount

Emerging Markets Fund	$ 461,490

Global Growth Fund	222,781

Global Smaller Companies Fund	712,877

Global Technology Fund	1,304,595

International Growth Fund	359,598

Notes to Financial Statements

These charges are determined in accordance with a methodology approved by the Series directors. Class I shares receive more limited shareholder services than the Funds’ other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

For each Fund, costs of Seligman Data Corp. directly attributable to the Retail Classes were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their respective net asset values, shareholder transaction volumes and number of shareholder accounts.

The Series and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009, respectively. The obligation of the Series to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Series’ percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of October 31, 2006, the Series’ potential obligation under the Guaranties is $255,800. As of October 31, 2006, no event has occurred which would result in the Series becoming liable to make any payment under the Guaranties. Each Fund would bear a portion of any payments made by the Series under the Guaranties. A portion of rent paid by Seligman Data Corp. is charged to each Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Series are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Series or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses. Deferred fees and related accrued earnings are not deductible by the Series for federal income tax purposes until such amounts are paid. The accumulated balances at December 31, 2005, which were paid to the participating directors in January 2006, were as follows:

Fund	Amount

Emerging Markets Fund	$ 3,990

Global Growth Fund	5,857

Global Smaller Companies Fund	13,700

Global Technology Fund	14,348

International Growth Fund	11,262

As of October 31, 2006, no directors were participating in the deferred compensation arrangement.

4.	Committed Line of Credit — The Series is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. Each Fund’s borrowings have been limited to 10% of its total assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2006, the Series did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the year ended October 31, 2006, were as follows:

Fund	Purchases	Sales

Emerging Markets Fund	$106,050,784	$114,543,122

Global Growth Fund	59,653,344	71,770,705

Global Smaller Companies Fund	135,152,785	164,443,586

Global Technology Fund	698,941,191	790,973,694

International Growth Fund	140,141,503	145,592,233

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At October 31, 2006, the tax basis cost of investments for federal income tax purposes for each Fund was as follows:

Tax Basis
Fund	Cost

Emerging Markets Fund	$ 74,260,503

Global Growth Fund	37,225,148

Global Smaller Companies Fund	175,677,987

Global Technology Fund	308,778,495

International Growth Fund	77,198,932

The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Notes to Financial Statements

The tax basis components of accumulated earnings (losses) at October 31, 2006 are presented below. Undistributed ordinary income primarily consists of net investment income and net short-term capital gains.

			Global Smaller	Global
	Emerging	Global	Companies	Technology	International
	Markets Fund	Growth Fund	Fund	Fund	Growth Fund

Gross unrealized appreciation
of portfolio securities*	$23,072,571	$6,742,442	$34,801,944	$26,769,803	$13,620,551

Gross unrealized depreciation
of portfolio securities*	(843,155)	(730,636)	(13,841,165)	(9,735,432)	(875,704)

Net unrealized appreciation
of portfolio securities*	22,229,416	6,011,806	20,960,779	17,034,371	12,744,847

Net unrealized appreciation
of foreign currencies and
forward currency contracts	2,488	5,921	2,906	4,281	4,979

Undistributed ordinary income	5,004,205	—	10,057,344	—	—

Accumulated net realized gains
(capital loss carryforwards)	6,234,428	(48,899,689)	15,048,153	(438,950,477)	(2,984,767)

Total accumulated earnings (losses)	$33,470,537	$(42,881,962)	$46,069,182	$(421,911,825)	$9,765,059

*Includes the effects of foreign currency translations.

At October 31, 2006, the Funds listed below had net capital loss carryforwards for federal income tax purposes, which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. These capital loss carryforwards expire in amounts and fiscal years as follows:

		Global
Fiscal	Global	Technology	International
Year	Growth Fund	Fund	Growth Fund

2009	$22,534,798	$228,585,471	$—

2010	26,311,335	193,291,796	2,984,767

2011	53,556	17,073,210	—

Total	$48,899,689	$438,950,477	$2,984,767

During the year ended October 31, 2006, the Global Growth Fund, the Global Technology Fund and the International Growth Fund utilized $4,087,377, $65,067,033 and $11,056,703, respectively, of prior years’ capital loss carryforwards to offset current year’s net capital gains.

A portion of the cost of the shares repurchased from shareholders represents capital gain distributions for tax purposes. For the year ended October 31, 2006, these amounts were as follows:

	Cost of
	Shares	Capital Gain
	Repurchased	Distributions

Emerging Markets Fund	$43,174,172	$1,800,000

Global Smaller Companies Fund	52,321,849	2,600,000

This information is provided for federal tax purposes only.

Notes to Financial Statements

7.	Outstanding Exchange Currency Contracts — At October 31, 2006, the Series had outstanding forward currency contracts to purchase or sell foreign currencies as follows:

					Unrealized
	Foreign	In Exchange	Settlement		Appreciation
Contract	Currency	For US$	Date	Value US$	(Depreciation)

Emerging Markets Fund

Bought:

Hong Kong dollars	471,636	60,609	11/1/06	60,643	$34

Hong Kong dollars	1,502,156	193,099	11/2/06	193,149	50

Turkish lira	46,729	32,061	11/2/06	32,067	6

South African rand	1,766,716	235,374	11/2/06	239,839	4,465

					$4,555

Sold:

Czech koruna	2,974,798	133,549	11/1/06	134,983	$(1,434)

Turkish lira	79,875	54,744	11/1/06	54,812	(68)

South African rand	1,153,269	152,036	11/1/06	156,561	(4,525)

Czech koruna	5,065,658	227,783	11/2/06	229,857	(2,074)

Czech koruna	6,575,093	298,077	11/3/06	298,349	(272)

South African rand	629,259	84,635	11/3/06	85,425	(790)

South African rand	261,660	34,850	11/6/06	35,522	(672)

South African rand	738,260	99,869	11/7/06	100,222	(353)

					$(10,188)

Global Growth Fund

Bought:

Japanese yen	1,518,048	12,819	11/1/06	12,980	$161

Japanese yen	10,026,804	85,470	11/2/06	85,732	262

Japanese yen	4,972,496	42,198	11/6/06	42,516	318

					$741

Sold:

British pounds	103,291	195,871	11/1/06	197,032	$(1,161)

Euros	307,302	391,309	11/1/06	392,209	(900)

Euros	29,611	37,679	11/2/06	37,792	(113)

Euros	18,080	23,086	11/3/06	23,076	10

Swiss francs	222,076	178,601	11/3/06	178,510	91

					$(2,073)

Global Smaller Companies Fund

Bought:

Canadian dollars	819,250	727,188	11/1/06	729,552	$2,364

Euros	36,594	46,562	11/1/06	46,705	143

Hong Kong dollars	899,881	115,642	11/1/06	115,708	66

Australian dollars	120,074	92,239	11/2/06	92,979	740

British pounds	61,269	116,536	11/2/06	116,874	338

Canadian dollars	27,195	24,155	11/2/06	24,217	62

Euros	37,277	47,596	11/2/06	47,577	(19)

Hong Kong dollars	193,294	24,847	11/2/06	24,854	7

Japanese yen	3,671,150	31,293	11/2/06	31,389	96

Swiss francs	42,873	34,348	11/2/06	34,462	114

Canadian dollars	34,279	30,531	11/3/06	30,525	(6)

Swedish krona	331,342	45,943	11/3/06	45,877	(66)

Japanese yen	1,006,981	8,546	11/6/06	8,610	64

					$3,903

Notes to Financial Statements

					Unrealized
	Foreign	In Exchange	Settlement		Appreciation
Contract	Currency	For US$	Date	Value US$	(Depreciation)

International Growth Fund

Bought:

British pounds	73,827	139,999	11/1/06	140,829	$830

Japanese yen	3,036,098	25,638	11/1/06	25,960	322

Swedish krona	581,294	80,323	11/1/06	80,485	162

Swiss francs	188,974	151,353	11/1/06	151,903	550

Euros	7,360	9,365	11/2/06	9,393	28

Swedish krona	139,879	19,310	11/2/06	19,367	57

Swiss francs	120,267	96,354	11/2/06	96,674	320

					$2,269

Sold:

Euros	225,101	286,637	11/1/06	287,296	$(659)

Japanese yen	49,845,556	424,890	11/2/06	426,194	(1,304)

Euros	105,237	134,374	11/3/06	134,314	60

Swiss francs	546,799	439,754	11/3/06	439,532	222

Japanese yen	71,843,722	609,692	11/6/06	614,285	(4,593)

					$(6,274)

Notes to Financial Statements

8.	Capital Share Transactions — The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors of the Series, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2006, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

Emerging Markets Fund
	Year Ended October 31,				Year Ended October 31,

	2006		2005		2006		2005

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	993,345	$11,539,936	1,187,825	$11,161,370	55,425	$598,988	63,693	$545,298

Exchanged from associated funds	653,834	7,550,655	1,197,629	11,109,975	305,967	3,219,405	290,684	2,552,805

Investment of gain distributions	287,573	2,844,096	—	—	49,637	453,683	—	—

Conversion from Class B*	150,083	1,731,623	334,246	3,049,909	—	—	—	—

Total	2,084,835	23,666,310	2,719,700	25,321,254	411,029	4,272,076	354,377	3,098,103

Cost of shares repurchased	(1,817,140)	(21,184,451)	(1,497,091)	(13,986,073)	(127,185)	(1,361,080)	(185,870)	(1,570,180)

Exchanged into associated funds	(608,152)	(7,021,344)	(925,260)	(8,137,414)	(191,418)	(2,089,736)	(235,121)	(1,899,833)

Conversion to Class A*	—	—	—	—	(162,858)	(1,731,623)	(358,074)	(3,049,909)

Total	(2,425,292)	(28,205,795)	(2,422,351)	(22,123,487)	(481,461)	(5,182,439)	(779,065)	(6,519,922)

Increase (decrease)	(340,457)	$(4,539,485)	297,349	$3,197,767	(70,432)	$(910,363)	(424,688)	$(3,421,819)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	182,111	$1,972,738	133,803	$1,194,574	586,256	$6,278,859	392,728	$3,374,802

Exchanged from associated funds	97,660	1,038,157	128,050	1,128,296	272,937	2,928,650	520,135	4,808,605

Investment of gain distributions	32,529	296,483	—	—	105,427	966,762	—	—

Total	312,300	3,307,378	261,853	2,322,870	964,620	10,174,271	912,863	8,183,407

Cost of shares repurchased	(130,473)	(1,327,723)	(69,170)	(581,968)	(384,088)	(4,110,332)	(276,312)	(2,383,507)

Exchanged into associated funds	(83,445)	(871,431)	(77,303)	(697,964)	(236,429)	(2,434,698)	(702,767)	(5,601,184)

Total	(213,918)	(2,199,154)	(146,473)	(1,279,932)	(620,517)	(6,545,030)	(979,079)	(7,984,691)

Increase (decrease)	98,382	$1,108,224	115,380	$1,042,938	344,103	$3,629,241	(66,216)	$198,716

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	132,064	$1,584,664	100,138	$957,495	164,257	$1,870,520	60,928	$566,563

Exchanged from associated funds	—	—	—	—	85	1,055	4,340	35,457

Investment of gain distributions	42,487	438,461	—	—	5,054	49,887	—	—

Total	174,551	2,023,125	100,138	957,495	169,396	1,921,462	65,268	602,020

Cost of shares repurchased	(176,640)	(2,211,198)	(99,954)	(1,014,750)	(49,701)	(558,014)	(14,304)	(139,356)

Exchanged into associated funds	—	—	—	—	(351)	(4,165)	(4,011)	(33,571)

Total	(176,640)	(2,211,198)	(99,954)	(1,014,750)	(50,052)	(562,179)	(18,315)	(172,927)

Increase (decrease)	(2,089)	$(188,073)	184	$(57,255)	119,344	$1,359,283	46,953	$429,093

See footnotes on page 50.

Notes to Financial Statements

Global Growth Fund
	Year Ended October 31,				Year Ended October 31,

	2006		2005		2006		2005

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	411,890	$3,621,384	275,650	$2,058,888	37,722	$283,571	102,073	$698,334

Exchanged from associated funds	41,754	347,721	159,672	1,197,726	29,027	221,247	70,830	487,778

Conversion from Class B*	143,706	1,187,570	260,682	1,936,049	—	—	—	—

Total	597,350	5,156,675	696,004	5,192,663	66,749	504,818	172,903	1,186,112

Cost of shares repurchased	(875,325)	(7,251,968)	(1,309,002)	(9,721,010)	(263,928)	(1,990,799)	(392,032)	(2,686,385)

Exchanged into associated funds	(271,087)	(2,180,182)	(207,027)	(1,546,356)	(43,360)	(330,139)	(100,592)	(680,916)

Conversion to Class A*	—	—	—	—	(157,228)	(1,187,570)	(283,223)	(1,936,049)

Total	(1,146,412)	(9,432,150)	(1,516,029)	(11,267,366)	(464,516)	(3,508,508)	(775,847)	(5,303,350)

Decrease	(549,062)	$(4,275,475)	(820,025)	$(6,074,703)	(397,767)	$(3,003,690)	(602,944)	$(4,117,238)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	34,570	$263,103	152,991	$1,049,944	62,054	$470,296	97,254	$664,514

Exchanged from associated funds	20,906	158,356	81,823	562,503	60,725	456,519	28,502	196,946

Total	55,476	421,459	234,814	1,612,447	122,779	926,815	125,756	861,460

Cost of shares repurchased	(129,715)	(964,742)	(169,843)	(1,156,321)	(459,702)	(3,455,696)	(557,860)	(3,808,606)

Exchanged into associated funds	(12,885)	(97,523)	(47,844)	(317,155)	(47,921)	(369,844)	(72,236)	(493,565)

Total	(142,600)	(1,062,265)	(217,687)	(1,473,476)	(507,623)	(3,825,540)	(630,096)	(4,302,171)

Increase (decrease)	(87,124)	$(640,806)	17,127	$138,971	(384,844)	$(2,898,725)	(504,340)	$(3,440,711)

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	54,173	$457,393	88,322	$674,967	137	$1,135	31	$234

Exchanged from associated funds	—	—	—	—	2,231	18,427	256	1,976

Total	54,173	457,393	88,322	674,967	2,368	19,562	287	2,210

Cost of shares repurchased	(47,854)	(408,427)	(76,182)	(592,886)	(9)	(76)	(22)	(175)

Exchanged into associated funds	—	—	—	—	—	—	(264)	(2,008)

Total	(47,854)	(408,427)	(76,182)	(592,886)	(9)	(76)	(286)	(2,183)

Increase	6,319	$48,966	12,140	$82,081	2,359	$19,486	1	$27

See footnotes on page 50.

Notes to Financial Statements

Global Smaller Companies Fund
	Year Ended October 31,				Year Ended October 31,

	2006		2005		2006		2005

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	513,800	$9,077,603	540,675	$8,454,023	54,836	$871,992	81,044	$1,121,799

Exchanged from associated funds	99,290	1,754,310	577,296	9,104,045	81,188	1,030,660	155,145	2,162,055

Investment of gain distributions	357,716	5,680,532	—	—	72,838	1,280,065	—	—

Conversion from Class B*	367,723	6,547,693	1,050,893	16,251,391	—	—	—	—

Total	1,338,529	23,060,138	2,168,864	33,809,459	208,862	3,182,717	236,189	3,283,854

Cost of shares repurchased	(1,295,724)	(22,929,175)	(1,513,773)	(23,701,647)	(261,732)	(4,136,394)	(382,361)	(5,310,344)

Exchanged into associated funds	(395,585)	(6,561,686)	(328,320)	(4,906,175)	(46,540)	(728,504)	(21,525)	(297,284)

Conversion to Class A*	—	—	—	—	(413,890)	(6,547,693)	(1,164,640)	(16,251,391)

Total	(1,691,309)	(29,490,861)	(1,842,093)	(28,607,822)	(722,162)	(11,412,591)	(1,568,526)	(21,859,019)

Increase (decrease)	(352,780)	$(6,430,723)	326,771	$5,201,637	(513,300)	$(8,229,874)	(1,332,337)	$(18,575,165)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	177,508	$2,856,663	206,043	$2,860,432	239,388	$3,786,983	276,105	$3,892,528

Exchanged from associated funds	25,784	396,288	79,232	1,118,093	79,805	1,271,790	201,963	2,812,614

Investment of gain distributions	27,925	396,252	—	—	216,227	3,066,126	—	—

Total	231,217	3,649,203	285,275	3,978,525	535,420	8,124,899	478,068	6,705,142

Cost of shares repurchased	(122,038)	(1,942,658)	(91,298)	(1,279,422)	(628,292)	(9,898,877)	(880,849)	(12,432,416)

Exchanged into associated funds	(73,759)	(1,137,776)	(32,465)	(453,098)	(195,016)	(2,982,142)	(54,919)	(767,471)

Total	(195,797)	(3,080,434)	(123,763)	(1,732,520)	(823,308)	(12,881,019)	(935,768)	(13,199,887)

Increase (decrease)	35,420	$568,769	161,512	$2,246,005	(287,888)	$(4,756,120)	(457,700)	$(6,494,745)

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	103,035	$1,850,339	71,490	$1,127,423	1,807	$31,838	1,721	$26,930

Exchanged from associated funds	—	—	—	—	—	—	5,203	76,078

Investment of gain distributions	36,382	591,939	—	—	425	6,713	—	—

Total	139,417	2,442,278	71,490	1,127,423	2,232	38,551	6,924	103,008

Cost of shares repurchased	(106,403)	(1,978,363)	(78,536)	(1,335,555)	(1,249)	(21,975)	(620)	(9,148)

Exchanged into associated funds	—	—	—	—	(243)	(4,299)	—	—

Total	(106,403)	(1,978,363)	(78,536)	(1,335,555)	(1,492)	(26,274)	(620)	(9,148)

Increase (decrease)	33,014	$463,915	(7,046)	$(208,132)	740	$12,277	6,304	$93,860

See footnotes on page 50.

Notes to Financial Statements

Global Technology Fund
	Year Ended October 31,				Year Ended October 31,

	2006		2005		2006		2005

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	1,040,135	$15,107,747	747,309	$9,170,556	169,254	$2,192,124	195,849	$2,146,081

Exchanged from associated funds	122,287	1,733,388	103,880	1,272,129	29,568	383,305	35,419	386,468

Conversion from Class B*	403,730	5,816,844	736,235	9,101,239	—	—	—	—

Total	1,566,152	22,657,979	1,587,424	19,543,924	198,822	2,575,429	231,268	2,532,549

Cost of shares repurchased	(3,784,945)	(54,246,236)	(5,973,416)	(73,053,040)	(841,771)	(10,754,298)	(1,314,413)	(14,350,068)

Exchanged into associated funds	(261,962)	(3,727,380)	(567,346)	(6,889,801)	(59,936)	(765,311)	(133,131)	(1,446,092)

Conversion to Class A*	—	—	—	—	(454,995)	(5,816,844)	(823,901)	(9,101,239)

Total	(4,046,907)	(57,973,616)	(6,540,762)	(79,942,841)	(1,356,702)	(17,336,453)	(2,271,445)	(24,897,399)

Decrease	(2,480,755)	$(35,315,637)	(4,953,338)	$(60,398,917)	(1,157,880)	$(14,761,024)	(2,040,177)	$(22,364,850)

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	263,093	$3,407,327	76,886	$851,169	143,718	$1,868,921	88,233	$961,509

Exchanged from associated funds	16,296	205,977	8,892	97,437	45,038	566,819	111,170	1,210,935

Total	279,389	3,613,304	85,778	948,606	188,756	2,435,740	199,403	2,172,444

Cost of shares repurchased	(346,008)	(4,411,830)	(630,561)	(6,848,080)	(1,163,885)	(14,829,978)	(2,238,037)	(24,383,095)

Exchanged into associated funds	(32,212)	(406,768)	(44,668)	(492,961)	(111,372)	(1,423,719)	(189,245)	(2,065,645)

Total	(378,220)	(4,818,598)	(675,229)	(7,341,041)	(1,275,257)	(16,253,697)	(2,427,282)	(26,448,740)

Decrease	(98,831)	$(1,205,294)	(589,451)	$(6,392,435)	(1,086,501)	$(13,817,957)	(2,227,879)	$(24,276,296)

Class R

	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	17,924	$248,984	11,703	$139,296

Total	17,924	248,984	11,703	139,296

Cost of shares repurchased	(8,031)	(119,365)	(6,319)	(75,714)

Exchanged into associated funds	(234)	(3,498)	—	—

Total	(8,265)	(122,863)	(6,319)	(75,714)

Increase	9,659	$126,121	5,384	$63,582

See footnotes on page 50.

Notes to Financial Statements

International Growth Fund
	Year Ended October 31,				Year Ended October 31,

	2006		2005		2006		2005

Class A					Class B

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	356,391	$5,172,709	1,004,148	$12,472,871	47,753	$622,047	198,227	$2,250,325

Exchanged from associated funds	348,106	5,132,069	624,842	7,825,154	138,056	1,871,116	187,420	2,150,151

Conversion from Class B*	65,563	958,568	44,526	558,969	—	—	—	—

Total	770,060	11,263,346	1,673,516	20,856,994	185,809	2,493,163	385,647	4,400,476

Cost of shares repurchased	(593,067)	(8,569,192)	(851,241)	(10,679,894)	(148,380)	(1,960,601)	(161,766)	(1,802,834)

Exchanged into associated funds	(91,359)	(1,318,007)	(423,362)	(5,253,335)	(62,625)	(818,467)	(112,996)	(1,253,805)

Conversion to Class A*	—	—	—	—	(72,805)	(958,568)	(49,107)	(558,969)

Total	(684,426)	(9,887,199)	(1,274,603)	(15,933,229)	(283,810)	(3,737,636)	(323,869)	(3,615,608)

Increase (decrease)	85,634	$1,376,147	398,913	$4,923,765	(98,001)	$(1,244,473)	61,778	$784,868

Class C					Class D

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	87,146	$1,147,771	275,447	$3,130,775	272,796	$3,573,943	361,305	$4,089,005

Exchanged from associated funds	42,704	550,313	99,256	1,132,899	80,676	1,062,316	504,802	5,800,550

Total	129,850	1,698,084	374,703	4,263,674	353,472	4,636,259	866,107	9,889,555

Cost of shares repurchased	(75,815)	(997,752)	(83,161)	(941,456)	(393,963)	(5,151,983)	(362,976)	(4,103,698)

Exchanged into associated funds	(20,240)	(257,447)	(66,476)	(752,215)	(44,832)	(580,448)	(29,355)	(331,779)

Total	(96,055)	(1,255,199)	(149,637)	(1,693,671)	(438,795)	(5,732,431)	(392,331)	(4,435,477)

Increase (decrease)	33,795	$442,885	225,066	$2,570,003	(85,323)	$(1,096,172)	473,776	$5,454,078

Class I					Class R

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	98,011	$1,476,152	170,662	$2,222,934	1,874	$27,240	1,997	$24,757

Exchanged from associated funds	—	—	—	—	75	1,080	7,077	89,460

Total	98,011	1,476,152	170,662	2,222,934	1,949	28,320	9,074	114,217

Cost of shares repurchased	(89,919)	(1,424,691)	(96,789)	(1,306,630)	(941)	(13,608)	(455)	(5,462)

Exchanged into associated funds	—	—	—	—	(206)	(3,055)	—	—

Total	(89,919)	(1,424,691)	(96,789)	(1,306,630)	(1,147)	(16,663)	(455)	(5,462)

Increase	8,092	$51,461	73,873	$916,304	802	$11,657	8,619	$108,755

* Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

Notes to Financial Statements

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to Global Growth Fund, Global Smaller Companies Fund and Global Technology Fund, and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal actions or possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.	Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Series is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Series is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Series’ financial statements.

Financial Highlights

The tables below are intended to help you understand the financial performance of each of the Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Emerging Markets Fund
CLASS A

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$10.19	$7.67	$6.47	$4.34	$4.11

Income (Loss) from Investment Operations:

Net investment loss	(0.03)	(0.01)	(0.04)	(0.06)	(0.06)

Net realized and unrealized gain on investments	3.07	2.61	1.16	1.89	0.26

Net realized and unrealized gain (loss) from foreign
currency transactions	0.11	(0.08)	0.08	0.30	0.03

Total from Investment Operations	3.15	2.52	1.20	2.13	0.23

Less Distributions:

Distributions from net realized capital gain	(0.72)	—	—	—	—

Net Asset Value, End of Year	$12.62	$10.19	$7.67	$6.47	$4.34

Total Return	32.80%	32.86%	18.55%	49.08%	5.60%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$55,515	$48,276	$34,066	$34,744	$24,173

Ratio of expenses to average net assets	2.35%	2.58%	3.03%	3.61%	3.12%

Ratio of net investment loss to average net assets	(0.29)%	(0.08)%	(0.53)%	(1.20)%	(1.23)%

Portfolio turnover rate	110.49%	129.33%	106.84%	251.65%	149.82%

Without expense reimbursementø :

Ratio of expenses to average net assets	2.46%	2.78%

Ratio of net investment loss to average net assets	(0.40)%	(0.28)%

CLASS B

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$9.47	$7.19	$6.11	$4.13	$3.95

Income (Loss) from Investment Operations:

Net investment loss	(0.11)	(0.07)	(0.09)	(0.09)	(0.09)

Net realized and unrealized gain on investments	2.83	2.43	1.09	1.77	0.24

Net realized and unrealized gain (loss) from foreign
currency transactions	0.11	(0.08)	0.08	0.30	0.03

Total from Investment Operations	2.83	2.28	1.08	1.98	0.18

Less Distributions:

Distributions from net realized capital gain	(0.72)	—	—	—	—

Net Asset Value, End of Year	$11.58	$9.47	$7.19	$6.11	$4.13

Total Return	31.85%	31.71%	17.68%	47.94%	4.56%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,908	$6,317	$7,847	$8,885	$6,776

Ratio of expenses to average net assets	3.10%	3.33%	3.78%	4.36%	3.87%

Ratio of net investment loss to average net assets	(1.04)%	(0.83)%	(1.28)%	(1.95)%	(1.98)%

Portfolio turnover rate	110.49%	129.33%	106.84%	251.65%	149.82%

Without expense reimbursementø :

Ratio of expenses to average net assets	3.21%	3.53%

Ratio of net investment loss to average net assets	(1.15)%	(1.03)%

See footnotes on page 64.

Financial Highlights

Emerging Markets Fund (continued)
CLASS C

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$9.50	$7.20	$6.12	$4.13	$3.95

Income (Loss) from Investment Operations:

Net investment loss	(0.11)	(0.07)	(0.09)	(0.09)	(0.09)

Net realized and unrealized gain on investments	2.84	2.45	1.09	1.78	0.24

Net realized and unrealized gain (loss) from foreign
currency transactions	0.11	(0.08)	0.08	0.30	0.03

Total from Investment Operations	2.84	2.30	1.08	1.99	0.18

Less Distributions:

Distributions from net realized capital gain	(0.72)	—	—	—	—

Net Asset Value, End of Year	$11.62	$9.50	$7.20	$6.12	$4.13

Total Return	31.85%	31.94%	17.65%	48.18%	4.56%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,101	$4,053	$2,243	$1,868	$1,021

Ratio of expenses to average net assets	3.10%	3.33%	3.78%	4.36%	3.87%

Ratio of net investment loss to average net assets	(1.04)%	(0.83)%	(1.28)%	(1.95)%	(1.98)%

Portfolio turnover rate	110.49%	129.33%	106.84%	251.65%	149.82%

Without expense reimbursementø :

Ratio of expenses to average net assets	3.21%	3.53%

Ratio of net investment loss to average net assets	(1.15)%	(1.03)%

CLASS D

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$9.50	$7.20	$6.11	$4.13	$3.95

Income (Loss) from Investment Operations:

Net investment loss	(0.11)	(0.07)	(0.09)	(0.09)	(0.09)

Net realized and unrealized gain on investments	2.84	2.45	1.10	1.77	0.24

Net realized and unrealized gain (loss) from foreign
currency transactions	0.11	(0.08)	0.08	0.30	0.03

Total from Investment Operations	2.84	2.30	1.09	1.98	0.18

Less Distributions:

Distributions from net realized capital gain	(0.72)	—	—	—	—

Net Asset Value, End of Year	$11.62	$9.50	$7.20	$6.11	$4.13

Total Return	31.85%	31.94%	17.84%	47.94%	4.56%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$20,471	$13,459	$10,684	$8,551	$5,807

Ratio of expenses to average net assets	3.10%	3.33%	3.78%	4.36%	3.87%

Ratio of net investment loss to average net assets	(1.04)%	(0.83)%	(1.28)%	(1.95)%	(1.98)%

Portfolio turnover rate	110.49%	129.33%	106.84%	251.65%	149.82%

Without expense reimbursementø :

Ratio of expenses to average net assets	3.21%	3.53%

Ratio of net investment loss to average net assets	(1.15)%	(1.03)%

See footnotes on page 64.

Financial Highlights

Emerging Markets Fund (continued)
CLASS I							CLASS R

	Year Ended October 31,				11/30/01*		Year Ended October 31,					4/30/03*
					to							to
	2006	2005	2004	2003	10/31/02		2006		2005		2004	10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$10.60	$7.92	$6.61	$4.37	$4.51		$10.17		$7.67		$6.47	$4.58

Income (Loss) from Investment Operations:

Net investment income (loss)	0.04	0.06	0.05	— **	—	**	(0.06)		(0.03)		(0.06)	(0.05)

Net realized and unrealized gain (loss)
on investments	3.22	2.70	1.18	1.94	(0.17)		3.08		2.61		1.18	1.77

Net realized and unrealized gain (loss) from
foreign currency transactions	0.11	(0.08)	0.08	0.30	0.03		0.11		(0.08)		0.08	0.17

Total from Investment Operations	3.37	2.68	1.31	2.24	(0.14)		3.13		2.50		1.20	1.89

Less Distributions:

Distributions from net realized capital gain	(0.72)	—	—	—	—		(0.72)		—		—	—

Net Asset Value, End of Period	$13.25	$10.60	$7.92	$6.61	$4.37		$12.58		$10.17		$7.67	$6.47

Total Return	33.66%	33.84%	19.82%	51.26%	(3.10)%		32.66%		32.59%		18.55%	41.27%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$8,060	$6,470	$4,836	$3,444	$1,831		$2,377		$708		$174	$2

Ratio of expenses to average net assets	1.73%	1.89%	1.87%	2.35%	1.85	%†	2.60%		2.83%		3.27%	3.94	%†

Ratio of net investment income (loss) to
average net assets	0.34%	0.62%	0.63%	0.06%	0.14	%†	(0.54)%		(0.33)%		(0.78)%	(1.88	)%†

Portfolio turnover rate	110.49%	129.33%	106.84%	251.65%	149.82	%††	110.49%		129.33%		106.84%	251.65	%†††

Without expense reimbursement:

Ratio of expenses to average net assets					1.94	%† øø	2.71	% ø	3.03	% ø

Ratio of net investment income (loss)
to average net assets					0.05	%† øø	(0.65	)% ø	(0.53	)% ø

Global Growth Fund
CLASS A

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$7.39	$7.31	$6.21		$5.18	$6.95

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.03)	(0.08)		(0.02)	(0.05)

Net realized and unrealized gain (loss) on investments	1.14	0.28	0.95		0.77	(1.83)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.14	(0.17)	0.23		0.28	0.11

Total from Investment Operations	1.20	0.08	1.10		1.03	(1.77)

Net Asset Value, End of Year	$8.59	$7.39	$7.31		$6.21	$5.18

Total Return	16.24%	1.09%	17.71	% øøø	19.88%	(25.47)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$25,477	$25,951	$31,668		$30,938	$33,316

Ratio of expenses to average net assets	2.10%	2.10%	2.30%		2.39%	1.98%

Ratio of net investment loss to average net assets	(0.97)%	(0.40)%	(1.17)%		(0.32)%	(0.67)%

Portfolio turnover rate	127.09%	269.07%	270.63%		251.04%	120.78%

Without expense reimbursementø :

Ratio of expenses to average net assets	2.26%	2.31%

Ratio of net investment loss to average net assets	(1.13)%	(0.61)%

See footnotes on page 64.

Financial Highlights

Global Growth Fund (continued)
CLASS B

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$6.77	$6.75	$5.78		$4.86	$6.56

Income (Loss) from Investment Operations:

Net investment loss	(0.13)	(0.08)	(0.12)		(0.06)	(0.09)

Net realized and unrealized gain (loss) on investments	1.04	0.27	0.86		0.70	(1.72)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.14	(0.17)	0.23		0.28	0.11

Total from Investment Operations	1.05	0.02	0.97		0.92	(1.70)

Net Asset Value, End of Year	$7.82	$6.77	$6.75		$5.78	$4.86

Total Return	15.51%	0.30%	16.78	% øøø	18.93%	(25.91)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,588	$5,800	$9,849		$12,191	$12,661

Ratio of expenses to average net assets	2.85%	2.85%	3.05%		3.15%	2.73%

Ratio of net investment loss to average net assets	(1.72)%	(1.15)%	(1.92)%		(1.08)%	(1.42)%

Portfolio turnover rate	127.09%	269.07%	270.63%		251.04%	120.78%

Without expense reimbursementø :

Ratio of expenses to average net assets	3.01%	3.06%

Ratio of net investment loss to average net assets	(1.88)%	(1.36)%

CLASS C

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$6.78	$6.76	$5.79		$4.87	$6.57

Income (Loss) from Investment Operations:

Net investment loss	(0.13)	(0.08)	(0.12)		(0.06)	(0.09)

Net realized and unrealized gain (loss) on investments	1.04	0.27	0.86		0.70	(1.72)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.14	(0.17)	0.23		0.28	0.11

Total from Investment Operations	1.05	0.02	0.97		0.92	(1.70)

Net Asset Value, End of Year	$7.83	$6.78	$6.76		$5.79	$4.87

Total Return	15.49%	0.30%	16.75	% øøø	18.89%	(25.88)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,169	$3,335	$3,208		$3,102	$3,903

Ratio of expenses to average net assets	2.85%	2.85%	3.05%		3.15%	2.73%

Ratio of net investment loss to average net assets	(1.72)%	(1.15)%	(1.92)%		(1.08)%	(1.42)%

Portfolio turnover rate	127.09%	269.07%	270.63%		251.04%	120.78%

Without expense reimbursementø :

Ratio of expense to average net assets	3.01%	3.06%

Ratio of investment loss to average net assets	(1.88)%	(1.36)%

See footnotes on page 64.

Financial Highlights

Global Growth Fund (continued)
CLASS D

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$6.78	$6.75	$5.79		$4.87	$6.57

Income (Loss) from Investment Operations:

Net investment loss	(0.13)	(0.08)	(0.12)		(0.06)	(0.09)

Net realized and unrealized gain (loss) on investments	1.03	0.28	0.85		0.70	(1.72)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.14	(0.17)	0.23		0.28	0.11

Total from Investment Operations	1.04	0.03	0.96		0.92	(1.70)

Net Asset Value, End of Year	$7.82	$6.78	$6.75		$5.79	$4.87

Total Return	15.34%	0.44%	16.58	% øøø	18.89%	(25.88)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,841	$10,263	$13,635		$14,769	$17,397

Ratio of expenses to average net assets	2.85%	2.85%	3.05%		3.15%	2.73%

Ratio of net investment loss to average net assets	(1.72)%	(1.15)%	(1.92)%		(1.08)%	(1.42)%

Portfolio turnover rate	127.09%	269.07%	270.63%		251.04%	120.78%

Without expense reimbursementø :

Ratio of expenses to average net assets	3.01%	3.06%

Ratio of net investment loss to average net assets	(1.88)%	(1.36)%

CLASS I								CLASS R

	Year Ended October 31,					11/30/01*		Year Ended October 31,						4/30/03*
						to								to
	2006	2005	2004		2003	10/31/02		2006		2005		2004		10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$7.57	$7.45	$6.29		$5.21	$7.47		$7.35		$7.29		$6.21		$5.35

Income (Loss) from Investment Operations:

Net investment income (loss)	(0.03)	0.01	(0.03)		0.01	(0.01)		(0.10)		(0.05)		(0.10)		(0.03)

Net realized and unrealized gain (loss)
on investments	1.18	0.28	0.96		0.79	(2.36)		1.14		0.28		0.95		0.76

Net realized and unrealized gain (loss) from
foreign currency transactions	0.14	(0.17)	0.23		0.28	0.11		0.14		(0.17)		0.23		0.13

Total from Investment Operations	1.29	0.12	1.16		1.08	(2.26)		1.18		0.06		1.08		0.86

Net Asset Value, End of Period	$8.86	$7.57	$7.45		$6.29	$5.21		$8.53		$7.35		$7.29		$6.21

Total Return	17.04%	1.61%	18.44	% øøø	20.73%	(30.25)%		16.05%		0.82%		17.39	% øøø	16.07%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$2,639	$2,207	$2,081		$1,544	$1,165		$23		$2		$2		$2

Ratio of expenses to average net assets	1.51%	1.59%	1.55%		1.83%	1.31	%†	2.35%		2.35%		2.55%		2.72	%†

Ratio of net investment income (loss)
to average net assets	(0.38)%	0.11%	(0.42)%		0.23%	(0.03	)%†	(1.22)%		(0.65)%		(1.42)%		(0.76	)%†

Portfolio turnover rate	127.09%	269.07%	270.63%		251.04%	120.78	%††	127.09%		269.07%		270.63%		251.04	%†††

Without expense reimbursement:

Ratio of expenses to average net assets						1.44	%† øø	2.51	% ø	2.56	% ø

Ratio of net investment loss to average net assets						(0.16)	%† øø	(1.38	)% ø	(0.86	)% ø

See footnotes on page 64.

Financial Highlights

Global Smaller Companies Fund
CLASS A

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$16.63	$13.67	$11.78		$8.97	$11.13

Income (Loss) from Investment Operations:

Net investment loss	(0.08)	(0.09)	(0.09)		(0.08)	(0.12)

Net realized and unrealized gain (loss) on investments	2.41	3.35	1.65		2.33	(2.30)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.25	(0.30)	0.33		0.56	0.26

Total from Investment Operations	2.58	2.96	1.89		2.81	(2.16)

Less Distributions:

Distributions from net realized capital gain	(0.43)	—	—		—	—

Net Asset Value, End of Year	$18.78	$16.63	$13.67		$11.78	$8.97

Total Return	20.30%	21 .65%	16.04	% øøø	31.33%	(19.41)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$119,268	$111,473	$87,189		$79,222	$72,522

Ratio of expenses to average net assets	1.82%	1.98%	2.13%		2.24%	1.87%

Ratio of net investment loss to average net assets	(0.43)%	(0.57)%	(0.69)%		(0.79)%	(1.10)%

Portfolio turnover rate	67.93%	76.40%	94.65%		262.14%	99.70%

CLASS B

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$14.93	$12.38	$10.75		$8.25	$10.31

Income (Loss) from Investment Operations:

Net investment loss	(0.19)	(0.18)	(0.17)		(0.14)	(0.19)

Net realized and unrealized gain (loss) on investments	2.05	3.03	1.47		2.08	(2.13)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.25	(0.30)	0.33		0.56	0.26

Total from Investment Operations	2.11	2.55	1.63		2.50	(2.06)

Less Distributions:

Distributions from net realized capital gain	(0.43)	—	—		—	—

Net Asset Value, End of Year	$16.61	$14.93	$12.38		$10.75	$8.25

Total Return	19.40%	20.60%	15.16	% øøø	30.30%	(19.98)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$10,074	$16,721	$30,356		$45,136	$45,451

Ratio of expenses to average net assets	2.57%	2.73%	2.88%		2.99%	2.62%

Ratio of net investment loss to average net assets	(1.18)%	(1.32)%	(1.44)%		(1.54)%	(1.85)%

Portfolio turnover rate	67.93%	76.40%	94.65%		262.14%	99.70%

See footnotes on page 64.

Financial Highlights

Global Smaller Companies Fund (continued)
CLASS C

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$14.98	$12.40	$10.77		$8.25	$10.32

Income (Loss) from Investment Operations:

Net investment loss	(0.19)	(0.19)	(0.17)		(0.14)	(0.19)

Net realized and unrealized gain (loss) on investments	2.06	3.07	1.47		2.10	(2.14)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.25	(0.30)	0.33		0.56	0.26

Total from Investment Operations	2.12	2.58	1.63		2.52	(2.07)

Less Distributions:

Distributions from net realized capital gain	(0.43)	—	—		—	—

Net Asset Value, End of Year	$16.67	$14.98	$12.40		$10.77	$8.25

Total Return	19.41%	20.81%	15.14	% øøø	30.55%	(20.06)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,361	$6,084	$3,035		$1,928	$1,694

Ratio of expenses to average net assets	2.57%	2.73%	2.88%		2.99%	2.62%

Ratio of net investment loss to average net assets	(1.18)%	(1.32)%	(1.44)%		(1.54)%	(1.85)%

Portfolio turnover rate	67.93%	76.40%	94.65%		262.14%	99.70%

CLASS D

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$14.97	$12.40	$10.77		$8.25	$10.32

Income (Loss) from Investment Operations:

Net investment loss	(0.19)	(0.19)	(0.17)		(0.14)	(0.19)

Net realized and unrealized gain (loss) on investments	2.05	3.06	1.47		2.10	(2.14)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.25	(0.30)	0.33		0.56	0.26

Total from Investment Operations	2.11	2.57	1.63		2.52	(2.07)

Less Distributions:

Distributions from net realized capital gain	(0.43)	—	—		—	—

Net Asset Value, End of Year	$16.65	$14.97	$12.40		$10.77	$8.25

Total Return	19.35%	20.73%	15.14	% øøø	30.55%	(20.06)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$48,208	$47,633	$45,140		$46,403	$42,425

Ratio of expenses to average net assets	2.57%	2.73%	2.88%		2.99%	2.62%

Ratio of net investment loss to average net assets	(1.18)%	(1.32)%	(1.44)%		(1.54)%	(1.85)%

Portfolio turnover rate	67.93%	76.40%	94.65%		262.14%	99.70%

See footnotes on page 64.

Financial Highlights

Global Smaller Companies Fund (continued)

CLASS I								CLASS R

	Year Ended October 31,					11/30/01*		Year Ended October 31,				4/30/03*
						to						to
	2006	2005	2004		2003	10/31/02		2006	2005	2004		10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$17.02	$13.91	$11.91		$9.00	$11.66		$16.56	$13.64	$11.78		$8.94

Income (Loss) from Investment Operations:

Net investment income (loss)	0.03	0.01	—	**	(0.01)	(0.04)		(0.12)	(0.13)	(0.12)		(0.03)

Net realized and unrealized gain (loss)
on investments	2.49	3.40	1.67		2.36	(2.98)		2.39	3.35	1.65		2.58

Net realized and unrealized gain (loss) from
foreign currency transactions	0.25	(0.30)	0.33		0.56	0.36		0.25	(0.30)	0.33		0.29

Total from Investment Operations	2.77	3.11	2.00		2.91	(2.66)		2.52	2.92	1.86		2.84

Less Distributions:

Distributions from net realized capital gain	(0.43)	—	—		—	—		(0.43)	—	—		—

Net Asset Value, End of Period	$19.36	$17.02	$13.91		$11.91	$9.00		$18.65	$16.56	$13.64		$11.78

Total Return	20.99%	22.36%	16.79	% øøø	32.33%	(22.81)%		20.00%	21.41%	15.79	% øøø	31.77%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$11,607	$9,643	$7,979		$5,789	$3,161		$134	$107	$2		$2

Ratio of expenses to average net assets	1.26%	1.36%	1.45%		1.64%	1.24	%† øø	2.07%	2.23%	2.38%		2.45	%†

Ratio of net investment income (loss) to
average net assets	0.13%	0.05%	(0.02)%		(0.12)%	(0.43	)%† øø	(0.68)%	(0.82)%	(0.94)%		(0.52	)%†

Portfolio turnover rate	67.93%	76.40%	94.65%		262.14%	99.70	%††	67.93%	76.40%	94.65%		262.14	%†††

Global Technology Fund
CLASS A

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$12.81	$11.51	$11.81		$8.38	$11.29

Income (Loss) from Investment Operations:

Net investment loss	(0.19)	(0.10)	(0.18)		(0.14)	(0.17)

Net realized and unrealized gain (loss) on investments	2.75	1.46	(0.25)		3.25	(2.89)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.05	(0.06)	0.13		0.32	0.15

Total from Investment Operations	2.61	1.30	(0.30)		3.43	(2.91)

Net Asset Value, End of Year	$15.42	$12.81	$11.51		$11.81	$8.38

Total Return	20.37%	11.29%	(2.54	)% øøø	40.93%	(25.78)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$247,066	$236,998	$270,154		$324,387	$276,832

Ratio of expenses to average net assets	1.77%	1.83%	1.83%		1.89%	1.81%

Ratio of net investment loss to average net assets	(1.30)%	(0.81)%	(1.57)%		(1.44)%	(1.56)%

Portfolio turnover rate	195.49%	150.83%	133.51%		190.14%	151.83%

See footnotes on page 64.

Financial Highlights

Global Technology Fund (continued)
CLASS B

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$11.40	$10.33	$10.67		$7.64	$10.37

Income (Loss) from Investment Operations:

Net investment loss	(0.26)	(0.17)	(0.25)		(0.19)	(0.24)

Net realized and unrealized gain (loss) on investments	2.43	1.30	(0.22)		2.90	(2.64)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.05	(0.06)	0.13		0.32	0.15

Total from Investment Operations	2.22	1.07	(0.34)		3.03	(2.73)

Net Asset Value, End of Year	$13.62	$11.40	$10.33		$10.67	$7.64

Total Return	19.47%	10.36%	(3.19	)% øøø	39.66%	(26.33)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$32,534	$40,428	$57,700		$81,002	$69,338

Ratio of expenses to average net assets	2.52%	2.58%	2.58%		2.65%	2.56%

Ratio of net investment loss to average net assets	(2.05)%	(1 .56)%	(2.32)%		(2.20)%	(2.31)%

Portfolio turnover rate	195.49%	150.83%	133.51%		190.14%	151.83%

CLASS C

	Year Ended October 31,

	2006	2005	2004		2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$11.40	$10.33	$10.67		$7.64	$10.37

Income (Loss) from Investment Operations:

Net investment loss	(0.26)	(0.17)	(0.25)		(0.19)	(0.24)

Net realized and unrealized gain (loss) on investments	2.44	1.30	(0.22)		2.90	(2.64)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.05	(0.06)	0.13		0.32	0.15

Total from Investment Operations	2.23	1.07	(0.34)		3.03	(2.73)

Net Asset Value, End of Year	$13.63	$11.40	$10.33		$10.67	$7.64

Total Return	19.56%	10.36%	(3.19	)% øøø	39.66%	(26.33)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$20,161	$18,001	$22,401		$30,199	$25,978

Ratio of expenses to average net assets	2.52%	2.58%	2.58%		2.65%	2.56%

Ratio of net investment loss to average net assets	(2.05)%	(1.56)%	(2.32)%		(2.20)%	(2.31)%

Portfolio turnover rate	195.49%	150.83%	133.51%		190.14%	151.83%

See footnotes on page 64.

Financial Highlights (unaudited)

Global Technology Fund (continued)

CLASS D							CLASS R

	Year Ended October 31,					Year Ended October 31,					4/30/03*
											to
	2006	2005	2004		2003	2002	2006	2005	2004		10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$11.38	$10.31	$10.65		$7.62	$10.35	$12.74	$11.49	$11.80		$9.03

Income (Loss) from Investment
Operations:

Net investment loss	(0.26)	(0.17)	(0.25)		(0.19)	(0.24)	(0.22)	(0.13)	(0.21)		(0.09)

Net realized and unrealized gain
(loss) on investments	2.43	1.30	(0.22)		2.90	(2.64)	2.73	1.44	(0.23)		2.66

Net realized and unrealized gain (loss)
from foreign currency transactions	0.05	(0.06)	0.13		0.32	0.15	0.05	(0.06)	0.13		0.20

Total from Investment Operations	2.22	1.07	(0.34)		3.03	(2.73)	2.56	1.25	(0.31)		2.77

Net Asset Value, End of Period	$13.60	$11.38	$10.31		$10.65	$7.62	$15.30	$12.74	$11.49		$11.80

Total Return	19.51%	10.38%	(3.19	)%øøø	39.76%	(26.38)%	20.09%	10.88%	(2.63	)%øøø	30.68%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$65,436	$67,135	$83,800		$106,981	$93,637	$492	$287	$197		$2

Ratio of expenses to average net assets	2.52%	2.58%	2.58%		2.65%	2.56%	2.02%	2.08%	2.08%		2.14	%†

Ratio of net investment loss to
average net assets	(2.05)%	(1.56)%	(2.32)%		(2.20)%	(2.31)%	(1.55)%	(1.06)%	(1.82)%		(1.66	)%†

Portfolio turnover rate	195.49%	150.83%	133.51%		190.14%	151.83%	195.49%	150.83%	133.51%		190.14	%†††

International Growth Fund
CLASS A

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$12.56	$12.01	$9.90	$8.25	$9.91

Income (Loss) from Investment Operations:

Net investment loss	(0.09)	(0.02)	(0.15)	(0.07)	(0.08)

Net realized and unrealized gain (loss) on investments	2.54	1.17	1.67	0.99	(2.09)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.57	(0.60)	0.59	0.73	0.51

Total from Investment Operations	3.02	0.55	2.11	1.65	(1.66)

Net Asset Value, End of Year	$15.58	$12.56	$12.01	$9.90	$8.25

Total Return	24.04%	4.58%	21.31%	20.00%	(16.75)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$47,192	$36,963	$30,553	$22,896	$20,497

Ratio of expenses to average net assets	2.08%	2.08%	2.80%	3.17%	2.64%

Ratio of net investment loss to average net assets	(0.61)%	(0.13)%	(1.39)%	(0.80)%	(0.82)%

Portfolio turnover rate	165.09%	189.17%	241.12%	303.81%	216.01%

Without expense reimbursementø :

Ratio of expenses to average net assets	2.09%	2.32%

Ratio of net investment loss to average net assets	(0.62)%	(0.37)%

See footnotes on page 64.

Financial Highlights

International Growth Fund (continued)
CLASS B

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$11.35	$10.93	$9.08	$7.63	$9.24

Income (Loss) from Investment Operations:

Net investment loss	(0.18)	(0.10)	(0.22)	(0.12)	(0.14)

Net realized and unrealized gain (loss) on investments	2.24	1.12	1.48	0.84	(1.98)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.57	(0.60)	0.59	0.73	0.51

Total from Investment Operations	2.63	0.42	1.85	1.45	(1.61)

Net Asset Value, End of Year	$13.98	$11.35	$10.93	$9.08	$7.63

Total Return	23.17%	3.84%	20.37%	19.00%	(17.42)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,852	$7,488	$6,537	$4,828	$4,332

Ratio of expenses to average net assets	2.83%	2.83%	3.55%	3.93%	3.40%

Ratio of net investment loss to average net assets	(1.36)%	(0.88)%	(2.14)%	(1.56)%	(1.58)%

Portfolio turnover rate	165.09%	189.17%	241.12%	303.81%	216.01%

Without expense reimbursementø :

Ratio of expenses to average net assets	2.84%	3.07%

Ratio of net investment loss to average net assets	(1.37)%	(1.12)%

CLASS C

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$11.37	$10.95	$9.09	$7.64	$9.24

Income (Loss) from Investment Operations:

Net investment loss	(0.18)	(0.10)	(0.22)	(0.12)	(0.14)

Net realized and unrealized gain (loss) on investments	2.24	1.12	1.49	0.84	(1.97)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.57	(0.60)	0.59	0.73	0.51

Total from Investment Operations	2.63	0.42	1.86	1.45	(1.60)

Net Asset Value, End of Year	$14.00	$11.37	$10.95	$9.09	$7.64

Total Return	23.13%	3.84%	20.46%	18.98%	(17.32)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$6,916	$5,233	$2,574	$1,569	$1,584

Ratio of expenses to average net assets	2.83%	2.83%	3.55%	3.93%	3.40%

Ratio of net investment loss to average net assets	(1.36)%	(0.88)%	(2.14)%	(1.56)%	(1.58)%

Portfolio turnover rate	165.09%	189.17%	241.12%	303.81%	216.01%

Without expense reimbursementø :

Ratio of expenses to average net assets	2.84%	3.07%

Ratio of net investment loss to average net assets	(1.37)%	(1.12)%

See footnotes on page 64.

Financial Highlights

International Growth Fund (continued)
CLASS D

	Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$11.38	$10.96	$9.10	$7.64	$9.24

Income (Loss) from Investment Operations:

Net investment loss	(0.18)	(0.10)	(0.22)	(0.12)	(0.14)

Net realized and unrealized gain (loss) on investments	2.24	1.12	1.49	0.85	(1.97)

Net realized and unrealized gain (loss) from foreign
currency transactions	0.57	(0.60)	0.59	0.73	0.51

Total from Investment Operations	2.63	0.42	1.86	1.46	(1.60)

Net Asset Value, End of Year	$14.01	$11.38	$10.96	$9.10	$7.64

Total Return	23.11%	3.83%	20.44%	19.11%	(17.32)%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$19,676	$16,951	$11,138	$8,619	$7,036

Ratio of expenses to average net assets	2.83%	2.83%	3.55%	3.93%	3.40%

Ratio of net investment loss to average net assets	(1.36)%	(0.88)%	(2.14)%	(1.56)%	(1.58)%

Portfolio turnover rate	165.09%	189.17%	241.12%	303.81%	216.01%

Without expense reimbursementø :

Ratio of expenses to average net assets	2.84%	3.07%

Ratio of net investment loss to average net assets	(1.37)%	(1.12)%

CLASS I							CLASS R

	Year Ended October 31,				11/30/01*		Year Ended October 31,					4/30/03*
					to							to
	2006	2005	2004	2003	10/31/02		2006		2005		2004	10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$13.09	$12.44	$10.13	$8.32	$10.13		$12.53		$12.00		$9.90	$8.20

Income (Loss) from Investment Operations:

Net investment income (loss)	0.01	0.06	(0.02)	0.05	0.03		(0.12)		(0.05)		(0.18)	(0.07)

Net realized and unrealized gain (loss)
on investments	2.68	1.19	1.74	1.03	(2.35)		2.52		1.18		1.69	1.48

Net realized and unrealized gain (loss) from
foreign currency transactions	0.57	(0.60)	0.59	0.73	0.51		0.57		(0.60)		0.59	0.29

Total from Investment Operations	3.26	0.65	2.31	1.81	(1.81)		2.97		0.53		2.10	1.70

Net Asset Value, End of Period	$16.35	$13.09	$12.44	$10.13	$8.32		$15.50		$12.53		$12.00	$9.90

Total Return	24.90%	5.23%	22.80%	21.75%	(17.87)%		23.70%		4.42%		21.21%	20.73%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$11,740	$9,292	$7,911	$5,254	$2,646		$149		$110		$2	$2

Ratio of expenses to average net assets	1.38%	1.46%	1.59%	1.74%	1.38	%†	2.33%		2.33%		3.05%	3.42	%†

Ratio of net investment income (loss)
to average net assets	0.09%	0.49%	(0.18)%	0.58%	0.41	%†	(0.86)%		(0.38)%		(1.64)%	(1.46	)%†

Portfolio turnover rate	165.09%	189.17%	241.12%	303.81%	216.01	%††	165.09%		189.17%		241.12%	303.81	%†††

Without expense reimbursement:

Ratio of expenses to average net assets					1.45	%† øø	2.34	% ø	2.57	% ø

Ratio of net investment income (loss)
to average net assets					0.35	%† øø	(0.87	)% ø	(0.62	)% ø

See footnotes on page 64.

Financial Highlights

*	Commencement of offering of shares.
**	Less than $0.01.
†	Annualized.
††	Computed at the Fund level for the year ended October 31, 2002.
†††	Computed at the Fund level for the year ended October 31, 2003.
ø	The Manager has contractually undertaken to reimburse expenses other than management fees and distribution and service fees to the extent such expenses exceed
0.85% per annum of the Fund’s average daily net assets. This undertaking will remain in effect at least until February 28, 2007 (Note 3).
øø	The Manager, at its discretion, reimbursed certain expenses of Class I shares for the period from November 30, 2001 to October 31, 2002. Without such reimbursement, the annualized ratios of expenses and net investment income (loss) for Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International
Growth Fund would have been 1.94% and 0.05%, 1.44% and (0.16)%, 1.29% and (0.48)%, 1.45% and 0.35%, respectively.
øøø	Excluding the effect of certain payments received from the Manager in 2004, total returns would have been as follows: for Global Growth Fund Class A, B, C, D, I, and R
17.56%, 16.63%, 16.60%, 16.43%, 18.28%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C, D, I, and R 15.84%, 14.95%, 14.93%, 14.92%,
16.58%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R, (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%, respectively.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Global Fund Series, Inc. (the “Funds”) comprising the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 26, 2006

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below:

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (77)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the invest-
• Director: 1995 to Date	ment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany.
• Oversees 60 Portfolios	Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative
in Fund Complex	Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director of
USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander,
NATO, and the Commander-in-Chief, United States European Command.

Frank A. McPherson (73)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and
• Director: 1995 to Date	chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and
• Oversees 60 Portfolios	Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma
in Fund Complex	Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma,
Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly,
Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products)
and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas
City Reserve Bank.

Betsy S. Michel (64)[1,3]	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee,
• Director: 1992 to Date	The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St.
• Oversees 60 Portfolios	George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council
in Fund Complex	of New Jersey Grantmakers.

Leroy C. Richie (65)[1,3]	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.
• Director: 2000 to Date	(library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of
• Oversees 59 Portfolios	Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversi-
in Fund Complex	fied energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control
Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools
Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical
Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive
Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director
• Director: 1992 to Date	or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997,
• Oversees 60 Portfolios	Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharma-
in Fund Complex	ceuticals).

James N. Whitson (71)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding com-
• Director: 1993 to Date	pany); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director,
• Oversees 60 Portfolios	CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.
in Fund Complex	and Director, C-SPAN (cable television networks).

See footnotes on page 68.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Global Fund Series is set forth below:

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris* (68)	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the
• Director and Chairman	investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services,
of the Board: 1992	Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proponents for oil and gas industry); Director, Seligman
to Date	Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director,
• Oversees 60 Portfolios	Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the
in Fund Complex	investment companies of the Seligman Group of Funds.

Brian T. Zino* (54)	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the
• Director: 1993 to Date	exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of
• President: 1995 to Date	the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman
• Chief Executive Officer:	Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Director (formerly
2002 to Date	Chairman), ICI Mutual Insurance Company.
• Oversees 59 Portfolios
in Fund Complex

Eleanor T.M. Hoagland (55)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer for each of
• Vice President and	the investment companies of the Seligman Group of Funds†.
Chief Compliance
Officer: 2004 to Date

Richard M. Parower (40)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Portfolios, Inc. and Portfolio
• Vice President and	Manager of its Global Technology Portfolio, and Vice President and Portfolio Manager of Seligman New
Portfolio Manager	Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global
2002 to Date	Asset Management covering Global IT Services from June 1998 to April 2000; Senior Analyst with Montgomery
Asset Management from September 1995 to June 1998.

Thomas G. Rose (48)	Managing Director, Chief Financial Officer, Senior Vice President, Finance, and Treasurer, J. & W. Seligman & Co.
• Vice President:	Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of
2000 to Date	each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman
International, Inc.

Lawrence P. Vogel (50)	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President
• Vice President:	and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer of Seligman
1992 to Date	Data Corp.
• Treasurer: 2000 to Date

Frank J. Nasta (42)	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated;
• Secretary: 1994 to Date	Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary,
Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary of Seligman International, Inc. and
Seligman Data Corp.

See footnotes on page 68.

Directors and Officers

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with
J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Manager	Subadviser
J. & W. Seligman & Co. Incorporated	Subadviser (to Seligman Emerging Markets Fund,
100 Park Avenue	Seligman Global Growth Fund, Seligman Global
New York, NY 10017	Smaller Companies Fund, and Seligman International
Growth Fund)
General Distributor
Seligman Advisors, Inc.	Wellington Management Company, LLP
100 Park Avenue	75 State Street
New York, NY 10017	Boston, MA 02109

Shareholder Service Agent	General Counsel
Seligman Data Corp.	Sullivan & Cromwell LLP
100 Park Avenue
New York, NY 10017	Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Mail Inquiries to:
P.O. Box 9759
Providence, RI 02940-9759

U.S. Tax Information

For the fiscal year ended October 31, 2006, the Emerging Markets Fund designates 100%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. With regard to the November 2005 distribution, the Emerging Markets Fund elected to give the benefit of foreign tax credits to its shareholders. For the fiscal year ended October 31, 2006, the Emerging Markets Fund paid foreign taxes of $395,908 and recognized foreign source income of $1,906,165.

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by each Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Series’ Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Series to determine how to vote proxies relating to portfolio securities as well as information regarding how the Series voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ended June 30 will be available by no later than August 31 of that year.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc., which contains information about the sales charges, expenses and additional risk factors. Please read the prospectus carefully before investing or sending money.

1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Series’ prospectus or statement of additional information.

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For More Information

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone
Access Service

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of each Fund of Seligman Global Fund Series, Inc. which contains information about the investment objectives, risks, charges, and expenses of the Funds, each of which should be considered carefully before investing or sending money.

EQSGFS2 10/06

ITEM 2.	CODE OF ETHICS.
	As of October 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
	The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2006	2005

	Audit Fees	$318,110	$302,960
	Audit-Related Fees	–	–
	Tax Fees	33,063	29,775
	All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005

Audit-Related Fees	$129,300	$120,630
Tax Fees	12,990	13,903
All Other Fees	–	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $175,353 and $166,239, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Board of Directors of the Registrant has a adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Registrant occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN GLOBAL FUND SERIES, INC.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	January 3, 2007

By:
/S/ LAWRENCE P.VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	January 3, 2007

SELIGMAN GLOBAL FUND SERIES, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.